As filed with the Securities and Exchange Commission on April 1, 2011

Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __
Post-Effective Amendment No. __
(Check appropriate box or boxes)

BLACKROCK FUNDSSM
(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762
(Area Code and Telephone Number)

John Perlowski
President and Chief Executive Officer
55 East 52nd Street, New York, New York 10055
(Name and Address of Agent for Service)

Copies to:

John A. MacKinnon, Esq.	Ira P. Shapiro, Esq.
Sidley Austin LLP	BlackRock Advisors, LLC
787 Seventh Avenue	55 East 52nd Street
New York, New York 10019-6018	New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Beneficial Interest, par value $0.001 per Share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective May 1, 2011, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Global Growth Fund, Inc.

2.	Questions and Answers for Shareholders of BlackRock Global Growth Fund, Inc.

3.	Notice of Special Meeting of Shareholders of BlackRock Global Growth Fund, Inc.

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of BlackRock Global Growth Fund, Inc. into the BlackRock Global Opportunities Portfolio, a series of BlackRock Funds

5.	Statement of Additional Information regarding the proposed reorganization of BlackRock Global Growth Fund, Inc. into BlackRock Global Opportunities, a series of BlackRock Funds

6.	Part C Information

7.	Exhibits

[             ], 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock Global Growth Fund, Inc., a Maryland corporation (the “Target Fund”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a proposed reorganization of the Target Fund with the BlackRock Global Opportunities Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”), a series of the BlackRock Funds, a Massachusetts business trust (the “Trust”). In this reorganization, the Target Fund shares would be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), each Fund’s investment adviser, has proposed the reorganization involving the Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

The reorganization of the Target Fund is being proposed because BlackRock Advisors believes that the shareholders of the Target Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization, than by continuing to operate the Target Fund separately. The Board of Directors of the Target Fund believes the reorganization is in the best interests of the Target Fund, and recommends that you vote “For” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touchtone telephone;

  By Internet;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by [              ] our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

John Perlowski
President and Chief Executive Officer

BlackRock Global Growth Fund, Inc.
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve the following: an agreement and plan of reorganization (a “Reorganization Agreement”) between BlackRock Global Growth Fund, Inc., a Maryland corporation (the “Target Fund”), and the BlackRock Funds, a Massachusetts business trust (the “Trust”), on behalf of the BlackRock Global Opportunities Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”). Each Fund pursues a substantially similar investment objective. Each Fund also employs similar investment strategies to achieve its respective investment objective. If the proposed reorganization (“Reorganization”) is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board of Directors of the Target Fund (the “Board”), including all of the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Board Members”), has determined that the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size, and expected continued growth in net assets, of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iii) The Combined Fund will have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effects of certain fees and expenses) that BlackRock Advisors has agreed to implement until February 1, 2015 following the closing of the Reorganization; and

(iv) The compatibility of the types of portfolio securities held by each of the Funds, the substantially similar investment objectives of each Fund, the similar principal investment strategies of each Fund, and the similarities between the risk profiles of each Fund.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the Target Fund shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	Yes. You will receive the same class of shares of the Acquiring Fund as the shares you own of your Target Fund.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:

No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Acquiring Fund once the Reorganization is completed?

A:

The Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and is expected to continue to be advised by BlackRock Advisors once the Reorganization is completed. The Target Fund is sub-advised by BlackRock Investment Management, LLC. The Acquiring Fund is sub-advised by BlackRock Financial Management, Inc. and is expected to continue to be sub-advised by BlackRock Financial Management, Inc. once the Reorganization is completed. The same portfolio management team currently manages the Funds and is expected to continue to manage the Combined Fund once the Reorganization is completed. Thomas Callan, CFA, and Michael Carey, CFA, will be the portfolio managers of the Combined Fund.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on September 30, 2010, although the Combined Fund would have total annual fund operating expenses for each of its share classes that are expected to be higher than those of the corresponding share classes of the Target Fund prior to the Reorganization as of August 31, 2010, the Combined Fund would have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of August 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganization.

In addition, the contractual and effective management fee rates for the Combined Fund are expected to be higher than the contractual and effective management fee rates for the Target Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:

The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B, Investor C, Institutional and Class R) to the holders of shares of the Target Fund will be the same as those of the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:

No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquired Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:

If the Reorganization is approved, your shares automatically will be converted into shares of the Acquired Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider other alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of the Target Fund or the Acquiring Fund will not be disposed of in the future. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short- term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

A portion of the costs associated with the Reorganization will be paid by the Acquiring Fund. BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $375,482, which includes (i) $105,100 for the Acquiring Fund, of which $89,286 is expected to be absorbed by BlackRock Advisors through Fund waivers, and (ii) $270,382 for the Target Fund, all of which will be paid by BlackRock Advisors or its affiliates. The foregoing estimated expenses will be borne by the Acquiring Fund and BlackRock Advisors or its affiliates regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:

You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card on hand.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:

This is not a duplicate combined prospectus/proxy statement. If you are a shareholder of other BlackRock- advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. You are being asked to vote separately for each fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:

If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2011. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote “For” the proposal.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

BlackRock Global Growth Fund, Inc.

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2011

To the Shareholders of the BlackRock Global Growth Fund, Inc.:

     This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Global Growth Fund, Inc., a Maryland corporation (the “Target Fund”), will be held on Friday, June 24, 2011, at 11:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, for the following purposes:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Global Opportunities Portfolio (the “Acquiring Fund”), a series of the BlackRock Funds, a Massachusetts business trust (the “Trust”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board of Directors of the Target Fund has fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [   ] of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Ira P. Shapiro

Ira P. Shapiro
Secretary

[Wilmington, Delaware]
[             ], 2011

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK GLOBAL GROWTH FUND, INC.

BLACKROCK FUNDS
BlackRock Global Opportunities Portfolio

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock Global Growth Fund, Inc., a Maryland corporation (the “Target Fund”). A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, on Friday, June 24, 2011 at 11:30 a.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about _________, 2011. The Board of Directors of the Target Fund (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

     The purposes of the Special Meeting are:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Global Opportunities Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”), a series of BlackRock Funds, a Massachusetts business trust (the “Trust”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has approved the reorganization (“Reorganization”) with respect to the Target Fund by which the Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective substantially similar to that of the Target Fund. The investment objective of the Acquiring Fund is to provide long-term capital appreciation and the investment objective of the Target Fund is to seek long-term growth of capital. The Acquiring Fund also has principal investment strategies that are similar to those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

     If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated and de-registered as an investment company, and dissolved as a Maryland corporation. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization relating to their Fund and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

     The following documents containing additional information about the Acquiring Fund and the Target Fund (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

  the Statement of Additional Information dated [             ], 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

  the Prospectus relating to Investor A, Investor B, Investor C, Institutional and Class R shares of the Target Fund, dated December 28, 2010, as supplemented;

  the Annual Report to shareholders of the Target Fund for the fiscal year ended August 31, 2010;

  [the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended February 28, 2011];

  the Statement of Additional Information relating to the Acquiring Fund, dated January 28, 2011, as supplemented (the “Acquiring Fund SAI”); and

  the Statement of Additional Information relating to the Target Fund, dated December 28, 2010, as supplemented (the “Target Fund SAI”).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

  the Prospectuses relating to Investor A, Investor B, Investor C, Institutional and Class R shares of the Acquiring Fund dated January 28, 2011, as supplemented; and

  the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010.

     Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund’s Prospectuses (collectively, the “Acquiring Fund Prospectus”) will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

     Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Global Growth Fund, Inc.	BlackRock Global Opportunities Portfolio

BlackRock Funds
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge, upon request, by calling (800) 441-7762.

     You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E.,
Washington, DC 20549.

By Phone:	(202) 551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

     The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

     Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

     The date of this Combined Prospectus/Proxy Statement is [             ], 2011.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     Each of the Target Fund and the Trust, of which the Acquiring Fund is a series, is an open-end management investment company registered with the SEC. Each of the Funds is classified as a diversified fund for purposes of the 1940 Act. The Target Fund is organized as a corporation under the laws of the Maryland. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of each Fund is substantially similar. The investment objective of the Target Fund is to seek long term growth of capital. The investment objective of the Target Fund is fundamental, which means that it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the Acquiring Fund is to provide long-term capital appreciation. The investment objective of the Acquiring Fund is a non-fundamental objective, which means it may be changed without the approval of the Fund’s shareholders. Should the Trust’s Board determine that the investment objective of the Acquiring Fund should be changed, Acquiring Fund shareholders must be given at least 30 days notice before any such change is implemented.

     The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

     BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each of the Funds. The portfolio managers of each of the Funds are Thomas Callan, CFA, and Michael Carey, CFA, and they are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganization. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the Distributor”), and numerous intermediaries.

The Acquiring Fund and the Target Fund employ similar investment strategies to achieve their respective objectives. Both Funds invest the majority of their assets in global equity securities of any market capitalization. The material differences in principal investment strategies are:

  The Acquiring Fund invests at least 75% of its total assets in global equity securities (including U.S. issuers) of any market capitalization, while the Target Fund applies a 65% threshold.

  The Acquiring Fund may invest up to 25% of its total assets in global fixed income securities (including U.S. issuers), while the Target Fund does not invest in fixed income securities as a principal investment strategy.

  Both Funds may invest in IPOs. However, an investment in IPOs is a principal investment strategy of the Acquiring Fund, while it is a non-principal strategy of the Target Fund.

  The Acquiring Fund may, as part of its principal investment strategies, engage in various types of derivative transactions, while the Target Fund does not use derivative transactions as part of its primary investment strategies.

     The Board, including all of the Directors who are not “interested persons” of the Target Fund (as defined in the 1940 Act) (the “Independent Board Members”), has approved the Reorganization. Subject to approval by the Target Fund shareholders, the Reorganization provides for:

  the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

  the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders; and

  the termination of the Target Fund and the de-registration of the Target Fund as an investment company.

     If the proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund. The Acquiring Fund shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate net asset value of the Target Fund shares that they owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

     BlackRock Advisors believes that by combining the Funds’ assets in the Reorganization the shareholders of each Fund will benefit more from the larger net asset size, and expected continued growth in net assets, of the Combined Fund, which is expected to give rise to possible operating efficiencies and economies of scale, than by continuing to operate the Funds separately. BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the substantially similar investment objectives and similar strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Acquiring Fund in a substantially similar manner as the Target Fund. In particular, as of September 30, 2010 100% of the Target Fund’s portfolio is invested in securities that are also held by the Acquiring Fund and 100% of the Acquiring Fund's portfolio is invested in securities that are also held by the Target Fund.

     In approving the Reorganization, the Board, including all of the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board considered the Reorganization proposals at meetings held on February 8-9, 2011 and March 18, 2011. The Acquiring Fund Board considered the Reorganization proposals at meetings held on February 14-15, 2011 and March 14, 2011. In each case, the entire respective Board, including all of the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that the investment objectives of the Target Fund and Acquiring Fund are substantially similar. The fact that certain strategies of the Target Fund and the Acquiring Fund are substantially similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

  that, assuming the Reorganization had occurred on September 30, 2010, although the Combined Fund would have total annual fund operating expenses for each of its share classes that are expected to be higher than those of the corresponding share classes of the Target Fund prior to the Reorganization as of August 31, 2010, the Combined Fund would have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of August 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement until February 1, 2015 following the closing of the Reorganization.

  that the contractual and effective management fee rates for the Combined Fund are expected to be higher than the contractual and effective management fee rates for the Target Fund.

  that, if the Reorganization is approved, BlackRock Advisors has agreed to waive fees and/or reimburse expenses on a contractual basis until February 1, 2015 following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.33% (for Investor A Shares), to 2.18% (for Investor B Shares), to 2.14% (for Investor C Shares), to 1.06% (for Institutional Shares) and to 1.72% (for Class R Shares) of average daily net assets.

  the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  representations by management of the Target Fund that the Target Fund had been experiencing a net decline in assets due to shareholder redemptions and that this redemption activity was expected to continue and potentially lead to increasing Target Fund expenses as asset levels diminish.

  representations by management of the Acquiring Fund that based on recent purchase and redemption activity, the Acquiring Fund is expected to grow over time due to anticipated shareholder interest thereby offering the potential to over time (i) achieve certain operating efficiencies from a larger net asset size and (ii) experience reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

  the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund. Also, that each share class of the Target Fund has the same contingent deferred sales charges (“CDSCs”) as those of the corresponding share class of the Acquiring Fund.

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred in connection with the Reorganization regardless of whether the Reorganization is consummated, and such expenses will not be borne by shareholders of the Target Fund.

     The Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of Trustees of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the

Reorganization. The determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

     The Board, including all of the Independent Board Members, recommends that you vote “For” the Reorganization relating to your Target Fund.

Investment Objectives and Principal Investment Strategies

     Comparison of the Target Fund and the Acquiring Fund

     Investment Objectives. The investment objectives of the Funds are substantially similar. The investment objective of the Target Fund is to seek long term growth of capital. The investment objective of the Target Fund is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the Acquiring Fund is to provide long-term capital appreciation. The investment objective of the Acquiring Fund is a non-fundamental objective, which means it may be changed without the approval of the Fund’s shareholders. Should the Trust’s Board determine that the investment objective of the Acquiring Fund should be changed, Acquiring Fund shareholders must be given at least 30 days notice before any such change is implemented.

     Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal strategies in seeking to achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
  The Fund invests primarily in common stock of companies of any market capitalization located in various foreign countries and the United States, selected for their above average return potential. The Fund generally invests at least 65% of its total assets in common stock of companies from at least three different countries.

  The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund will allocate its assets among various regions and countries, including the United States (but no less than three different countries).

The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries.	The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries.
  Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more—unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in foreign securities which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

  Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S. or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

Target Fund	Acquiring Fund
For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.	For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.
There is no similar strategy for the Fund.

  Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

  The Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage- backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). Split rated bonds will be considered to have the higher credit rating.

Investment in IPOs is a non-principal strategy for the Fund.	From time to time, the Fund may invest in shares of companies through IPOs.
Investments in preferred stock and convertible securities are non-principal strategies for the Fund.	With respect to equity investments, the Fund primarily buys common stock but may also invest in preferred stock and convertible securities.
  The Fund may engage in derivative transactions as part of its non-principal strategies. The Fund may use derivatives to hedge against market and currency risk, to enhance total return or to gain exposure to equity markets. The derivative that the Fund may use include, but are not limited to, options on or portfolio positions or currencies, financial and currency futures, Stock Index futures, options on such futures, forward foreign currency transactions and swap agreements.

  The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk.

  The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

  The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Target Fund	Acquiring Fund
The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.
There is no similar strategy for the Fund.
  The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.	The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

     Comparison. The principal differences between the principal strategies of the Target Fund and the Acquiring Fund are that:

  The Acquiring Fund invests at least 75% of its total assets in global equity securities (including U.S. issuers) of any market capitalization, while the Target Fund applies a 65% threshold.

  The Acquiring Fund may invest up to 25% of its total assets in global fixed income securities (including U.S. issuers), while the Target Fund does not invest in fixed income securities as a principal investment strategy.

  Both Funds may invest in IPOs. However, an investment in IPOs is a principal investment strategy of the Acquiring Fund, while it is a non-principal strategy of the Target Fund.

  The Acquiring Fund may, as part of its principal investment strategies, engage in various types of derivative transactions, while the Target Fund does not use derivative transactions as part of its primary investment strategies.

     Notwithstanding the relatively small differences in the investment strategies of the Funds, as noted above, because of the substantially similar investment objectives and similar strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Funds in a substantially similar manner and the same portfolio management team is also expected to manage the Combined Fund after the Reorganization. In particular, as of September 30, 2010, 100% of the Target Fund’s portfolio is invested in securities that are also held by the Acquiring Fund and 100% of the Acquiring Fund's portfolio is invested in securities that are also held by the Target Fund. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

     If the Reorganization is approved and completed, holders of Target Fund shares will receive the class of shares indicated in the following chart:

Target Fund	Combined Fund
Institutional	Institutional
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Class R	Class R

     The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended August 31, 2010 for the Target Fund and September 30, 2010 for the Acquiring Fund and Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2010, see “Other Information — Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Target Fund (as of August 31, 2010) and the Acquiring Fund
and the Pro Forma Combined Fund (as of September 30, 2010 (unaudited))

	Target Fund Investor A Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption proceeds,
whichever is lower)	None [1]	None [1]	None [1]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fees	0.75%	0.90%	0.90%
Distribution (12b-1) and/or Service fees	0.25%	0.25%	0.25%
Other Expenses	0.33%[2]	0.57%	0.38%
Acquired Fund Fees and Expenses	—%	0.01%[4]	—%
Total Annual Fund Operating Expenses	1.33%[3]	1.73%[4]	1.53%
Fee Waivers and/or Expense Reimbursements	—%	(0.02)%[5]	(0.20)%[6]
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements	1.33%	1.71%[5]	1.33%[6]

	Target Fund Investor B Shares	Acquiring Fund Investor B Shares	Pro Forma Combined Fund Investor B Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption proceeds,
whichever is lower)	4.50%[7]	4.50%[7]	4.50%[7]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fees	0.75%	0.90%	0.90%
Distribution (12b-1) and/or Service fees	1.00%	1.00%	1.00%
Other Expenses	0.46%[2]	0.55%	0.45%
Acquired Fund Fees and Expenses	—%	0.01%[4]	—%
Total Annual Fund Operating Expenses	2.21%[3]	2.46%[4]	2.35%
Fee Waivers and/or Expense Reimbursements	—%	—%[5]	(0.17)%[6]
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements	2.21%	2.46%[5]	2.18%[6]

	Target Fund Investor C Shares	Acquiring Fund Investor C Shares	Pro Forma Combined Fund Investor C Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption proceeds,
whichever is lower)	1.00%[8]	1.00%[8]	1.00%[8]

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fees	0.75%	0.90%	0.90%
Distribution (12b-1) and/or Service fees	1.00%	1.00%	1.00%
Other Expenses	0.39%[2]	0.59%	0.43%
Acquired Fund Fees and Expenses	—%	0.01%[4]	—%
Total Annual Fund Operating Expenses	2.14%[3]	2.50%[4]	2.33%
Fee Waivers and/or Expense Reimbursements	—%	(0.02)%[5]	(0.19)%[6]
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements	2.14%	2.48%[5]	2.14%[6]

	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro Forma Combined Fund Institutional Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption proceeds,
whichever is lower)	None	None	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fees	0.75%	0.90%	0.90%
Distribution (12b-1) and/or Service fees	None	None	None
Other Expenses	0.33%[2]	0.53%	0.36%
Acquired Fund Fees and Expenses	—%	0.01%[4]	—%
Total Annual Fund Operating Expenses	1.08%[3]	1.44%[4]	1.26%
Fee Waivers and/or Expense Reimbursements	—%	(0.04)%[5]	(0.20)%[6]
Total Annual Fund Operating Expenses After	1.08%	1.40%[5]	1.06%[6]
Fee Waivers and/or Expense Reimbursements

	Target Fund Class R Shares	Acquiring Fund Class R Shares*	Pro Forma Combined Fund Class R Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption proceeds,
whichever is lower)	None	None	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fees	0.75%	0.90%	0.90%
Distribution (12b-1) and/or Service fees	0.50%	0.50%	0.50%
Other Expenses	0.48%[2]	0.57%	0.54%
Acquired Fund Fees and Expenses	—%	0.01%	—%
Total Annual Fund Operating Expenses	1.73%[3]	1.98%	1.94%
Fee Waivers and/or Expense Reimbursements	—%	—%[5]	(0.22)%[6]
Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	1.73%	1.98%[5]	1.72%[6]

*	Class R shares of the Acquiring Fund are inactive and have no assets.

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)	Other Expenses have been restated to reflect current fees.

(3)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.

(4)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report, which does not include the Acquired Fund Fees and Expenses.

(5)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.70% (for Investor A Shares), 2.47% (for Investor B and Investor C Shares), 1.39% (for Institutional Shares), and 3.70% (for Class R Shares) of average daily net assets until February 1, 2012. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(6)	If the Reorganization is approved, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Combined Fund's Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.33% (for Investor A Shares), 2.18% (for Investor B Shares), 2.14% (for Investor C Shares), 1.06% (for Institutional Shares) and 1.72% (for Class R Shares) of average daily net assets until February 1, 2015. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days' notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

(7)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares.

(8)	There is no CDSC on Investor C Shares after one year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assume that you invest $10,000 in the Fund for the time periods indicated (for the periods ended August 31, 2010 for the Target Fund and September 30, 2010 for the Acquiring Fund and the Pro-Forma Combined Fund) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund A Shares	$653	$924	$1,216	$2,042
Acquiring Fund A Shares	$690	$1,039	$1,413	$2,457
Pro-Forma Combined Fund A Shares	$653	$924	$1,259	$2,201

Target Fund B Shares	$674	$1,041	$1,385	$2,322
Acquiring Fund B Shares	$699	$1,117	$1,511	$2,616
Pro-Forma Combined Fund B Shares	$671	$1,032	$1,407	$2,439

Target Fund C Shares	$317	$670	$1,149	$2,472
Acquiring Fund C Shares	$351	$777	$1,329	$2,834
Pro-Forma Combined Fund C Shares	$317	$670	$1,191	$2,619

Target Fund Institutional Shares	$110	$343	$595	$1,317
Acquiring Fund Institutional Shares	$143	$452	$783	$1,721
Pro-Forma Combined Fund Institutional Shares	$108	$337	$631	$1,467

Target Fund R Shares	$176	$545	$939	$2,041
Acquiring Fund R Shares*	$201	$621	$1,068	$2,306
Pro-Forma Combined Fund R Shares	$175	$542	$982	$2,208

Expenses if you did not redeem your shares:

Target Fund B Shares	$224	$691	$1,185	$2,322
Acquiring Fund B Shares	$249	$767	$1,311	$2,616
Pro-Forma Combined Fund B Shares	$221	$682	$1,207	$2,439

Target Fund C Shares	$217	$670	$1,149	$2,472
Acquiring Fund C Shares	$251	$777	$1,329	$2,834
Pro-Forma Combined Fund C Shares	$217	$670	$1,191	$2,619

*	Class R shares of the Acquiring Fund are inactive and have no assets.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund's performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	8/31/10	139%
Acquiring Fund	9/30/10	146%

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Trust, on behalf of the Acquiring Fund, and the Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     If any of the portfolio assets of the Target Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of a transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

     Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

     Because of their substantially similar investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Principal Investment Risks

Risk	Target Fund	Acquiring Fund
Convertible Securities Risk	Non-Principal Risk	Principal Risk
Debt Securities Risk	Non-Principal Risk	Principal Risk
Derivatives Risk	Non-Principal Risk	Principal Risk
Emerging Markets Risk	Principal Risk	Principal Risk
Equity Securities Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
Investment Style Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid-Cap Securities Risk	Principal Risk	Principal Risk
“New Issues” Risk	Non-Principal Risk	Principal Risk
Small Cap Securities Risk	Principal Risk	Principal Risk

Combined Fund

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

     The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

     Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

     Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

     Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. The Fund may invest in credit default swaps. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund may invest in foreign forward currency exchange contracts. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

     Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of securities certificates. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

     Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

     Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

     Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

     Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

     Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

     Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

     “New Issues” Risk — “New Issues” are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

     Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

     The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Fundamental Investment Restrictions

     The Funds have similar fundamental investment restrictions that cannot be changed without shareholder approval, as indicated on Appendix I. Certain investment restrictions are common to both Funds. Generally, the Funds may not (i) purchase or sell real estate (with certain limited exceptions); (ii) underwrite securities of other issuers; (iii) purchase securities of companies for the purpose of exercising control; (iv) make loans (excluding, among other things, the acquisition of debt instruments); and (v) make investments that would be inconsistent with their classification as a diversified fund. The primary differences between the fundamental investment restrictions of the Funds are:

  Each Fund may not borrow money or pledge its assets, except that the Acquiring Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets, while the Target Fund does not have a similar exception to the foregoing investment restriction;

  Each Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that with respect to the Acquiring Fund, this investment restriction does not apply to transactions in futures contracts and related options. The Target Fund may, under its non-fundamental investment restrictions, make short sales of securities or maintain a short position to the extent permitted by applicable law;

  Each Fund is restricted from investing more than 25% of its total assets in the securities of issuers in any particular industry, except with respect to obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. In the case of the Acquiring Fund, such limitation also does not apply with respect to (i) tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities or the instruments described in clause (i). In addition, the Acquiring Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents and will divide utilities according to their services;

  The Acquiring Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts. The Target Fund does not have a similar investment restriction;

  Each Fund may not make investments for the purpose of exercising control or management. However, investments by the Target Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management. The Acquiring Fund does not have a similar exception to the foregoing investment restriction; and

  Each Fund may not purchase or sell commodities or contracts on commodities. Notwithstanding the foregoing, the Acquiring Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may engage in currency transactions and enter into futures contracts and related options. The Target Fund may purchase or sell commodities or contracts on commodities to the extent that the Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, and without registering as a commodity pool operator under the Commodity Exchange Act.

Performance Information

     The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. The returns for the Target Fund Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based on the performance of the Target Fund’s Institutional shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R shares. The Acquiring Fund’s Class R shares have yet to commence operations. The Acquiring Fund’s Class R share performance is based on the Fund’s Institutional share performance which is adjusted to reflect the fees and expenses applicable to the Class R shares. Sales charges are not reflected in the bar charts. If they were, returns would be less than those shown. However, the tables include all applicable fees and sales charges. For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectus and Annual Report. As shareholders of a Fund, you have already received a copy of its Prospectus and Annual Report. You may request a copy of the Prospectus and Annual Report at no charge by calling (800) 441-7762 or writing the Fund. The returns would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Global Growth Fund
(Target Fund)
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 24.14% (quarter ended June 30, 2009) and the lowest return for a quarter was –23.41% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years

BlackRock Global Growth Fund (Target Fund) — Investor A
Return Before Taxes	5.27%	5.55%	1.81%
Return After Taxes on Distributions	5.01%	5.29%	1.64%
Return After Taxes on Distributions and Sale of Shares	3.43%	4.63%	1.45%

BlackRock Global Growth Fund (Target Fund) — Investor B
Return Before Taxes	5.59%	5.46%	1.70%

BlackRock Global Growth Fund (Target Fund) — Investor C
Return Before Taxes	9.24%	5.85%	1.54%

BlackRock Global Growth Fund (Target Fund) — Institutional
Return Before Taxes	11.33%	6.97%	2.61%

BlackRock Global Growth Fund (Target Fund) — Class R
Return Before Taxes	10.64%	6.30%	2.15%

MSCI All Country World Index
(Reflects no deduction for fees, expenses or taxes)	12.67%	3.44%	3.20%

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Global Opportunities Portfolio
(Acquiring Fund)
As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 24.03% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.57% (quarter ended December 31, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	Since Inception (January 31, 2006)

BlackRock Global Opportunities Portfolio (Acquiring Fund) — Investor A
Return Before Taxes	4.82%	3.07%
Return After Taxes on Distributions	4.77%	2.74%
Return After Taxes on Distributions and Sale of Shares	3.20%	2.52%

BlackRock Global Opportunities Portfolio (Acquiring Fund) — Investor B
Return Before Taxes	5.25%	3.10%

BlackRock Global Opportunities Portfolio (Acquiring Fund) — Investor C
Return Before Taxes	8.58%	3.43%

BlackRock Global Opportunities Portfolio (Acquiring Fund) — Institutional
Return Before Taxes	10.95%	4.49%

BlackRock Global Opportunities Portfolio (Acquiring Fund) — Class R
Return Before Taxes	10.22%	3.81%

MSCI All Country World Index
(Reflects no deduction for fees, expenses or taxes)	12.67%	2.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B, Investor C, Institutional, and Class R shares will vary.

     The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

     The MSCI All Country World Index is a market capitalization-weighted benchmark index made up of equities from forty-five countries, including the United States.

Management of the Funds

     BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets under management as of December 31, 2010.

     Thomas Callan, CFA, and Michael Carey, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund. Mr. Callan and Mr. Carey are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography

Thomas Callan, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2006	Managing Director of BlackRock, Inc. since 1998; Head of BlackRock’s Global Opportunities equity team.

Michael Carey, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2006	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2004 to 2006.

     The Acquiring Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreements

     Each of the Trust, on behalf of the Acquiring Fund, and the Target Fund has entered into a management agreement with BlackRock Advisors (the “Acquiring Fund Management Agreement” and the “Target Fund Management Agreement,” respectively, and collectively, the “Management Agreements”), pursuant to which BlackRock Advisors receives for its services to each Fund a management fee at the following annual rates that decrease as the total assets of the relevant Fund increase above the following levels:

Target Fund		Acquiring Fund

Aggregate average daily net assets of the Fund	Management Fee Rate	Aggregate average daily net assets of the Fund	Management Fee Rate
First $1.5 billion	0.750%	First $1 billion	0.900%
Greater than $1.5 billion	0.725%	$1 billion - $2 billion	0.850%
		$2 billion - $3 billion	0.800%
		Greater than $3 billion	0.750%

     BlackRock Advisors has currently agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each Share class of the Acquiring Fund at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these caps, BlackRock Advisors has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

     The Target Fund currently does not have any fee waiver and/or expense limitation agreement in place. With respect to the Acquiring Fund, BlackRock Advisors has currently agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to the amounts noted in the table below:

Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating
Expenses* after giving effect
to all applicable expense
limitation provisions (excluding
Dividend Expense, Interest
Expense, Acquired Fund Fees
and Expenses and certain other
		Fund expenses)**

Fund	Contractual Caps

Target Fund

Investor A	—	1.33%

Investor B	—	2.21%

Investor C	—	2.14%

Institutional	—	1.08%

Class R	—	1.73%

Acquiring Fund[1]

Investor A	1.70%	1.67%

Investor B	2.47%	2.43%

Investor C	2.47%	2.44%

Institutional	1.39%	1.37%

Class R	3.70%	1.97%

Combined Fund***[2]

Investor A	1.33%	1.33%

Investor B	2.18%	2.18%

Investor C	2.14%	2.14%

Institutional	1.06%	1.06%

Class R	1.72%	1.72%

*	As a percentage of average daily net assets.

**	Includes expenses net of contractual fee waivers, any class-level voluntary waivers, and waivers that may be imposed upon shares as a result of an equal reduction of fund-level fees for all classes.

***	Assumes the Reorganization had taken place on September 30, 2010.

[1]	The contractual waiver or reimbursements in place for the Acquiring Fund are in effect until February 1, 2012.

[2]	If the Reorganization is approved, BlackRock Advisors has agreed to put the contractual waiver or reimbursements in effect until February 1, 2015.

     Unlike the Target Fund, the Combined Fund may have to repay some of these contractual waivers and reimbursements to BlackRock Advisors in the following two years. The contractual fee waiver and/or expense reimbursement agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund.

     The Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

     A discussion of the Board’s approval of the Management Agreement with BlackRock Advisors on behalf of each Fund is included in the Fund’s annual or semi-annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period

Acquiring Fund	9/30/10
Target Fund	8/31/10

     BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Management Agreement, the principal terms of which are described below.

     Terms of the Management Agreements. The Management Agreements generally provide that, subject to the oversight of the Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds’ assets, (b) supervise continuously the investment of the Funds, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Funds. BlackRock Advisors will provide the services in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Board. In addition, the Target Fund Management Agreement further provides that BlackRock Advisors will furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Fund and to the extent requested by the Fund, BlackRock Advisors will also provide certain administrative services. In connection with the performance of the foregoing administrative services, the Fund will reimburse BlackRock Advisors for all of its out of pocket expenses.

     Under the Management Agreements, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Funds’ organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     The Management Agreements provide that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

     Under the Management Agreements, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreements. Under the Management Agreements, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreements are terminable as to the Funds by vote of the Board or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     The Target Fund Management Agreement provides that the Fund may, in the discretion of the Board, indemnify BlackRock Advisors, and each of BlackRock Advisors' directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (each such person being an "Indemnitee") against any liabilities and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in the Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful. However, no Indemnitee will be indemnified against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”). As to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee. In addition, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board. The Target Fund may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

     Although the Acquiring Fund Management Agreement does not have a similar indemnification provision, under the Administration Agreement (defined below), BlackRock Advisors is entitled to indemnification for certain matters by the Acquiring Fund, as discussed below.

     BlackRock Advisors has a sub-advisory agreement with each of BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), each an affiliate of BlackRock Advisors, with respect to the Acquiring Fund and the Target Fund, respectively. Under each such agreement, BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from each Fund. BFM is responsible for the day-to-day management of a portion of the Acquiring Fund’s portfolio. BIM is responsible for the day-to-day management of the Target Fund’s portfolio.

Administration Agreement

     BlackRock Advisors and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) serve as the Trust’s co-administrators pursuant to an administration agreement (the “Administration Agreement”).

     Under the Administration Agreement, the Trust pays to BlackRock Advisors and BNYM, on behalf of the Acquiring Fund, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Acquiring Fund’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets of each class of shares of the Acquiring Fund, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily nets assets of each class of shares of the Acquiring Fund in excess of $1 billion.

     The Administration Agreement provides that the Trust will separately indemnify, defend and hold harmless BlackRock Advisors and BNYM (each, an “Administrator”), and their respective affiliates (including their respective officers, directors and employees) from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under any securities laws or blue sky laws) arising directly or indirectly from any action or omission to act taken or omitted by or on behalf of an Administrator (i) in connection with the provision of services thereunder; (ii) at the request or on the direction of or in reasonable reliance on the advice of the Trust; or (iii) upon oral instructions or written instructions reasonably believed to be genuine; provided, that in each case in which indemnification is sought, such Administrator has not acted contrary to the standard of reasonable care and diligence and provided, further, that neither Administrator (nor any of its affiliates) shall be indemnified against any liability (or any expenses incident to such liability) arising out of its (or its affiliates’) own willful misfeasance, bad faith, negligence or breach of the Administration Agreement on its part in the performance of its duties under such Agreement.

     The Administration Agreement will remain in place following the closing of each Reorganization with respect to the Combined Fund.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, NY 10022	BlackRock Investments, LLC 40 East 52nd Street New York, NY 10022
Custodian	State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 021111	PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153
Transfer Agent	BNYM 301 Bellevue Parkway Wilmington, DE 19809	BNYM 301 Bellevue Parkway Wilmington, DE 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103
Accounting Services Provider	State Street Bank and Trust Company 600 College Rd East Princeton, NJ 08540	BNYM 301 Bellevue Parkway Wilmington, DE 19809
Fund Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

     BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

     The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%

     Combined Fund. Following the closing of the Reorganization, the Acquired Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

     The Acquiring Fund distributes net investment income, if any, and net realized capital gain, if any, at least annually. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

     Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C, Institutional and Class R shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Class R shares of the Acquiring Fund are currently not available for purchase, but will be available for purchase upon the closing of the Reorganization. Class R shares are available only to certain retirement plans and other similar plans. Only certain investors are eligible to buy Institutional shares. Investor B shares are offered on a very limited basis. Investor B shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B shares and for purchase by certain employee benefit plans.

     Shareholders of the Acquiring Fund may purchase their shares at Net Asset Value (“NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Acquiring Fund’s Investor A, Investor B or Investor C shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV. No exchange privilege is available for Class R shares.

     Redeeming Shares. Institutional and Class R shares are redeemed at NAV, while Investor A, Investor B and Investor C shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made within 18 months after the investment. Investor B shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

     Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

     If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Disclosure of Portfolio Holdings

     For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

     The Funds have identical market timing policies. See the Acquiring Fund’s Prospectus — “Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

     The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables from the share classes of the Target Fund may be found in the Target Fund’s Prospectus and Annual Report, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

     The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

     Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix II— “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and thereafter the Target Fund will be terminated and de-registered as an investment company.

     The distribution of Acquiring Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     As a result of the Reorganization, the Target Fund shareholder will own the same class of shares of the Combined Fund, as indicated in the table below. A Target Fund shareholder will receive Shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Target Fund Shares	Combined Fund Shares

Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Institutional	Institutional
Class R	Class R

     No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

     On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the Target Fund will be terminated and de-registered as an investment company.

     Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

  the approval of the Reorganization by the Target Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

  the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

     The Board, including all of the Independent Board Members, recommends that you vote to approve the Reorganization as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that the investment objectives of the Target Fund and Acquiring Fund are substantially similar. The fact that certain strategies of the Target Fund and the Acquiring Fund are substantially similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

  that, assuming the Reorganization had occurred on September 30, 2010, although the Combined Fund would have total annual fund operating expenses for each of its share classes that are expected to be higher than those of the corresponding share classes of the Target Fund prior to the Reorganization as of August 31, 2010, the Combined Fund would have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization as of August 31, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effect of certain fees and expenses) that BlackRock Advisors has agreed to implement until February 1, 2015 following the closing of the Reorganization.

  that the contractual and effective management fee rates for the Combined Fund are expected to be higher than the contractual and effective management fee rates for the Target Fund.

  that, if the Reorganization is approved, BlackRock Advisors has agreed to waive fees and/or reimburse expenses on a contractual basis until February 1, 2015 following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.33% (for Investor A Shares), to 2.18% (for Investor B Shares), to 2.14% (for Investor C Shares), to 1.06% (for Institutional Shares) and to 1.72% (for Class R Shares) of average daily net assets.

  the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  representations by management of the Target Fund that the Target Fund had been experiencing a net decline in assets due to shareholder redemptions and that this redemption activity was expected to continue and potentially lead to increasing Target Fund expenses as asset levels diminish.

  representations by management of the Acquiring Fund that based on recent purchase and redemption activity, the Acquiring Fund is expected to grow over time due to anticipated shareholder interest thereby offering the potential to over time (i) achieve certain operating efficiencies from a larger net asset size and (ii) experience reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that the same portfolio management team (as described below under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganization.

  the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund. Also, that each share class of the Target Fund has the same contingent deferred sales charges (“CDSCs”) as those of the corresponding share class of the Acquiring Fund.

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred in connection with the Reorganization regardless of whether the Reorganization is consummated, and such expenses will not be borne by shareholders of the Target Fund.

     For these and other reasons, the Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to the closing of the Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

  No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

  The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

  The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

     The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

     Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     A portion of the portfolio assets of the Target Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

     The capital loss carryforwards of the Acquiring Fund and the Target Fund should not be limited by reason of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset pre-Reorganization built-in gains attributable to one Fund (if any) with capital loss carryforwards attributable to the other Fund. The Target Fund’s shareholders are expected to experience some dilution of their capital loss carryforwards per share as a result of the Reorganization, while the Acquiring Fund’s shareholders are expected to see an increase in their capital loss carryforwards per share. As a result, it is possible that the shareholders of the Target Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization.

     Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     A portion of the costs associated with the Reorganization will be paid by the Acquiring Fund. BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $375,482, which includes (i) $105,100 for the Acquiring Fund, of which $89,286 is expected to be absorbed by BlackRock Advisors through Fund waivers, and (ii) $270,382 for the Target Fund, all of which will be paid by BlackRock Advisors or its affiliates. The foregoing estimated expenses will be borne by the Acquiring Fund and BlackRock Advisors or its affiliates regardless of whether the Reorganization is consummated.

     The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund's financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

     Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund will be passed on by Bingham McCutchen LLP, which serves as Massachusetts counsel to the Trust.

OTHER INFORMATION

Capitalization

     The following table sets forth as of September 30, 2010: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value	Shares Outstanding

Target Fund
Investor A	$232,158,318	$14.07	16,498,367
Investor B	$7,394,452	$13.39	552,404
Investor C	$59,641,170	$13.30	4,483,359
Institutional	$56,399,879	$14.27	3,951,444
Class R(1)	$19,696,011	$13.60	1,448,242
Total	$375,289,830	$13.93	26,933,816

Fund	Net Assets	Net Asset Value	Shares Outstanding

Acquiring Fund
Investor A	$39,280,395	$10.45	3,759,094
Investor B	$3,617,350	$10.31	350,856
Investor C	$19,554,493	$10.27	1,903,989
Institutional	$21,698,574	$10.52	2,062,459
Total	$84,150,812	$10.42	8,076,398

Fund	Net Assets		Shares Outstanding

Pro Forma Adjustments
Investor A	$(1,312,335)		5,593,361
Investor B	$(4,518)		164,365
Investor C	$(24,423)		1,321,426
Institutional	$(455,555)		1,366,089
Class R	$(51,821)		431,687
Total	$(1,848,652)		8,876,928

Fund	Net Assets	Net Asset Value	Shares Outstanding

Pro Forma Combined(2)(3)
Investor A	$270,126,378	$10.45	25,850,822
Investor B	$11,007,284	$10.31	1,067,625
Investor C	$79,171,240	$10.27	7,708,774
Institutional	$77,642,898	$10.52	7,379,992
Class R	$19,644,190	$10.45	1,879,929
Total	$457,591,990	$10.43	43,887,142

(1)	The Acquiring Fund does not currently offer Class R shares.

(2)	Reflects the distribution of undistributed net investment income of $1,743,552 attributable to the Target Fund and the charge for estimated reorganization expenses of $105,100 attributable to the Acquiring Fund.

(3)	Assumes the Reorganization had taken place on September 30, 2010.

Shareholder Information

     As of the Record Date, there were _________ shares of the Target Fund outstanding. [As of such date, the Board members and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund.] As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

     [INSERT 5% SHAREHOLDER INFORMATION]

     As of the Record Date, there were _________ shares of the Acquiring Fund outstanding. [As of such date, the Board members and officers of the Trust as a group owned less than 1% of the shares of the Acquiring Fund.] As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

     [INSERT 5% SHAREHOLDER INFORMATION]

Shareholder Rights and Obligations

     The Target Fund is a Maryland corporation and it has an authorized capital of 900,000,000 shares of Common Stock, par value $0.10 per share, divided into five classes designated Investor A, Investor B, Investor C, Institutional and Class R shares of Common Stock.

     The Acquiring Fund is a series of BlackRock Funds, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, the Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

     With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

     There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

     The following description is based on relevant provisions of the Maryland General Corporation Law, applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law, applicable Massachusetts law and the relevant Fund’s operative documents.

     In General

     A fund organized as a series of a Massachusetts business trust, such as the Trust, of which the Acquiring Fund is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

     A fund organized as a Maryland corporation, such as the Target Fund, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

     Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust (“Declaration”) contains such provisions.

     Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

Maryland Corporations

     A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

     Shareholder Voting

     Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Target Fund contains such provisions.

     Election and Removal of Directors

     Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Target Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Target Fund’s bylaws contain such a provision. Shareholders may, in accordance with the terms of the charters and bylaws of the Target Fund, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Pursuant to the charter of the Target Fund shareholders of the Fund may only remove a director for cause. Also, the Target Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

     Amendments to the Charter

     Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Target Fund permits the Board to do so. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Corporation’s bylaws contain such a provision.

     Issuance of Shares

     The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

     Shareholder, Director and Officer Liability

     Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

     Derivative Actions

     Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

     The Acquiring Fund is governed by the Trust’s Declaration of Trust (the “Declaration”) and Code of Regulations (the “By-Laws”, together with the Declaration, the “Governing Documents”). Under the Declaration, any determination as to what is in the interests of the Trust made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s Governing Documents.

     Shareholder Voting

     The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

     The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as a shareholder of a Massachusetts business corporation) and certain amendments to the Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Trustees.

     There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Declaration or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

     Election and Removal of Trustees

     The Declaration provides that the Trustees determine the size of the board of trustees, subject to a maximum of twenty, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the board of trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

     Issuance of Shares

     Under the Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine.

     Series and Classes

     The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

     Amendments to Declaration

     Amendments to the Declaration generally require a vote by a majority of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

     Shareholder, Trustee and Officer Liability

     The Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Governing Documents provide that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration also provides that Trustees may rely in good faith on expert advice.

     Derivative Actions

     Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

     The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Acquiring Fund and the Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of trustees is required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the BlackRock Global Growth Fund, Inc., Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Under the Target Fund’s by-laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the by-laws, including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered or mailed and received at the principal executive offices of the Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of meeting was made, whichever first occurs.

Solicitation of Proxies

     Solicitations of proxies are being made on behalf of the Target Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [__________], 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained [________________]), located at [________________], a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, [Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717,] will assist the Target Fund in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from [__________] asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $[   ], which will be borne by BlackRock Advisors or its affiliates.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to [_________] at [phone number].

     [_________] [and/or Broadridge] will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on Friday, June 24, 2011 at 11:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ 08536, or at such later time as is made necessary by adjournment or postponement.

     As of the Record Date, the Target Fund had the following number of shares outstanding:

Share Class	Number of Shares

Investor A
Investor B
Investor C
Institutional
Class R

     Only shareholders of record on the Record Date, will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

     Approval by the Target Fund of the proposed Reorganization will require the affirmative vote of a majority of the shares outstanding and entitled to vote at the Special Meeting, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; and (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

     One third of the outstanding shares of the Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

     The chairman of any meeting of the shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, whether or not a quorum is present. Notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjourned meeting is held not more than 120 days after the original record date. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote on such adjournment; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. The absence from any meeting, in person or by proxy, of a quorum for action upon any given matter shall not prevent action at such meeting upon any other matter or matters that properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will be treated as votes against the Reorganization.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

     Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

     Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

     A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing [___________,] a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

[_______], 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

Target Fund

The Fund may not:

(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission (the “Commission”).

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Acquiring Fund

The Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

The Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

The Fund may not:

(1) Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(2) Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(3) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

(4) Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

(5) Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

(6) Purchase securities of companies for the purpose of exercising control.

(7) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(8) Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

(9) Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

(10) Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock Advisors determines that it is practicable to sell or close out the investment without undue market or tax consequences.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [             ] day of [             ], 2011, by and between BlackRock Global Growth Fund, Inc., a registered investment company and a Maryland corporation (the “Target Fund”), and BlackRock Funds, a registered investment company and a Massachusetts business trust (the “Acquiring Company”), on behalf of BlackRock Global Opportunities Portfolio, a separate series of the Acquiring Company (the “Acquiring Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and Investor A, Investor B, Investor C, Institutional and Class R shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

     WHEREAS, the Target Fund and the Acquiring Company are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

     WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

     WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

     WHEREAS, the Board of Directors of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund, agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, the Investor B shares of the Target Fund correspond to the Investor B shares of the Acquiring Fund, the Investor C shares of the Target Fund correspond to the Investor C shares of the Acquiring Fund, the Institutional shares of the Target Fund correspond to the Institutional shares of the Acquiring Fund, the Class R shares of the Target Fund correspond to the Class R shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Target Fund, will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations of the Target Fund, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET FUND. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Fund shall take all actions expressed herein as being the obligations of the Target Fund.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B, Investor C, Institutional and Class R Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional and Class R Shares, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund

Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent (the “Acquiring Fund Transfer Agent”) to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

     (a) The Target Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

     (b) The Target Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

     (c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Target Fund’s prospectus, statement of additional information and shareholder reports and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of Maryland law, or any provision of the Target Fund’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound.

     (f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) (i) The audited financial statements of the Target Fund as of August 31, 2010 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended February 28, 2011 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of August 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (j) Since August 31, 2010, there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Target Fund is authorized to issue 900,000,000 shares of common stock, par value $0.10 per share. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

     (m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

     (n) Subject to the requisite approval of this Agreement by the Target Fund Shareholders as of the Shareholder Meeting Record Date, (i) the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

     (r) The Target Fund has called a special meeting of Target Fund Shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [             ], 2011 (or such other date as the parties may agree to in writing).

     (s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

     (a) The Acquiring Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Company’s declaration of trust. The Acquiring Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Acquiring Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     (b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Company by the Target Fund. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The prospectus, statement of additional information and shareholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) (i) The audited financial statements of the Acquiring Fund as of September 30, 2010 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended March 31, 2011 will be prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) will fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of September 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

     (i) Since September 30, 2010, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     (j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (k) The Acquiring Company is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

     (m) The Acquiring Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     (o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.6, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Fund’s officers and agents all books and records of the Acquiring Company relating to the Acquiring Fund.

     5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this

Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Acquiring Fund (nor the Acquiring Company on behalf of the Acquiring Fund) nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

     5.12 PROXY. The Target Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Board of Directors of the Target Fund has approved this Agreement, with respect to the Target Fund.

     6.3 The shareholders of the Target Fund have approved this Agreement in the manner specified in the Combined Prospectus/Proxy Statement included in the Registration Statement.

     6.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND

     The obligations of the Acquiring Company to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     7.3 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

     7.4 The shareholders of the Target Fund have approved this Agreement in the manner specified in the combined prospectus/proxy statement contained in the Registration Statement.

     7.5 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

     7.6 The Target Fund shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Company or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund Shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Fund’s articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Fund, may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Fund each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

     (c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     (d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

     (e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

     (f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

     (g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

     (h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

     The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

     The Target Fund and the Acquiring Fund (for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund's financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement included in the Registration Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund, and the Target Fund. In addition, the Acquiring Company or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors or Trustees, as applicable, or officers, as applicable, to the other party or its Board of Directors or Trustees, as applicable. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Target Fund as specifically authorized by their Board of Trustees and Board of Directors, respectively, provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Acquiring Company Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Company personally, but shall bind only the property of the Acquiring Fund, as provided in the Acquiring Company’s declaration of trust and bylaws. Moreover, no series of the Acquiring Company other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Company on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Company, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Company as provided in the Acquiring Company’s declaration of trust.

ARTICLE XIV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK GLOBAL GROWTH FUND, INC.

By:

Name:
Title:

BLACKROCK FUNDS,
on behalf of its series, BLACKROCK
GLOBAL OPPORTUNITIES PORTFOLIO

By:

Name:
Title:

BLACKROCK GLOBAL GROWTH FUND, INC.

BLACKROCK FUNDS
BlackRock Global Opportunities Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

[_______], 2011

     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of the BlackRock Global Growth Fund, Inc. (the “Target Fund”) into the BlackRock Global Opportunities Portfolio (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”), a series of BlackRock Funds (the “Trust”).

     This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [______], 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma condensed combined financial statements and schedule.

ADDITIONAL INFORMATION ABOUT
THE TARGET FUND AND THE ACQUIRING FUND

     For the Target Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended August 31, 2010, filed November 8, 2010 (SEC Accession No. 0000900092-10-001171), as filed with the Securities and Exchange Commission (the “SEC”).

     For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Acquiring Fund dated January 28, 2011, as supplemented (SEC Accession No. 0000891092-11-000519); and the Annual Report for the fiscal year ended September, 2010, filed December 7, 2010 (SEC Accession No. 0001193125-10-275548), as filed with the SEC.

FINANCIAL STATEMENTS

     This SAI incorporates by reference (i) the Annual Report to Shareholders of the Target Fund for the fiscal year ended August 31, 2010, and (iii) the Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

     Pro forma condensed combined financial statements of the Target Fund and Acquiring Fund are provided on the following pages.

     The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganization occurred on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended September 30, 2010. The pro forma condensed combined financial statements give effect to the proposed exchange of assets of the Target Fund in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, with the Acquiring Fund being the surviving entity in each case. The proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of the Target Fund or the Acquiring Fund will not be disposed of in the future.

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Global Growth Fund, Inc.		BlackRock Global Opportunities Portfolio		BlackRock Global Opportunities Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Austria — 0.3%
Erste Group Bank AG	27,400	$1,101,011	6,100	$245,116	33,500	$1,346,127

Belgium — 0.7%
Anheuser-Busch InBev NV	42,400	2,496,056	9,800	576,920	52,200	3,072,976

Brazil — 1.3%
Banco Bradesco SA - Preference Shares	67,700	1,357,201	15,100	302,000	82,800	1,659,201
Banco Santander Brasil SA - ADS	60,100	827,577	13,100	180,387	73,200	1,007,964
BM&FBOVESPA SA	226,100	1,892,184	50,842	425,486	276,942	2,317,670
PDG Realty SA Empreendimentose
Participacoes	63,800	758,662	14,100	167,667	77,900	926,329

		4,835,624		1,075,540		5,911,164

Canada — 4.8%
Agrium, Inc.	39,200	2,939,608	8,600	644,914	47,800	3,584,522
Canadian Natural Resources Ltd.	45,700	1,580,779	10,200	352,822	55,900	1,933,601
Crescent Point Energy Corp.	46,900	1,728,039	10,500	386,874	57,400	2,114,913
Enbridge, Inc.	29,400	1,539,864	6,700	350,921	36,100	1,890,785
Silver Wheaton Corp.(a)	109,800	2,926,170	24,500	652,925	134,300	3,579,095
Suncor Energy, Inc.	43,200	1,406,551	10,000	325,591	53,200	1,732,142
The Toronto-Dominion Bank	22,100	1,599,130	4,800	347,322	26,900	1,946,452
TransCanada Corp.	81,400	3,019,767	18,500	686,311	99,900	3,706,078
Viterra, Inc.(a)	126,900	1,107,554	28,600	249,614	155,500	1,357,168

		17,847,462		3,997,294		21,844,756

China — 1.0%
Angang Steel Co. Ltd. - H Shares	67,100	107,028	1,300	2,074	68,400	109,102
China Construction Bank Corp. - H Shares	2,142,200	1,872,280	480,000	419,520	2,622,200	2,291,800
Want Want China Holdings Ltd.	1,788,800	1,654,149	403,800	373,404	2,192,600	2,027,553

		3,633,457		794,998		4,428,455

Denmark — 0.6%
Carlsberg A/S - Class B	20,700	2,153,775	4,600	478,617	25,300	2,632,392

Finland — 0.8%
Fortum Oyj	66,600	1,744,323	13,400	350,961	80,000	2,095,284
Nokia Oyj - ADR	138,300	1,387,149	32,300	323,969	170,600	1,711,118

		3,131,472		674,930		3,806,402

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Global Growth Fund, Inc.		BlackRock Global Opportunities Portfolio		BlackRock Global Opportunities Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
France — 2.2%
AXA SA	54,400	$953,707	11,500	$201,611	65,900	$1,155,318
BNP Paribas	26,500	1,891,338	5,880	419,664	32,380	2,311,002
Cie Generale des Etablissements Michelin -
Class B	31,900	2,432,547	7,200	549,040	39,100	2,981,587
PPR	6,300	1,022,110	1,300	210,912	7,600	1,233,022
Unibail-Rodamco SE	8,500	1,887,329	1,900	421,874	10,400	2,309,203

		8,187,031		1,803,101		9,990,132

Germany — 6.8%
Bayerische Motoren Werke AG	34,800	2,441,020	8,000	561,155	42,800	3,002,175
Deutsche Boerse AG	15,800	1,054,310	3,300	220,204	19,100	1,274,514
Deutsche Lufthansa AG (a)	145,500	2,672,360	32,900	604,267	178,400	3,276,627
Deutsche Post AG	142,900	2,591,167	31,000	562,116	173,900	3,153,283
Deutsche Telekom AG	148,300	2,029,099	34,000	465,202	182,300	2,494,301
Fresenius Medical Care AG & Co. KGaA	26,800	1,655,134	6,100	376,729	32,900	2,031,863
Kabel Deutschland Holding AG(a)	—	—	4,800	190,419	4,800	190,419
Merck KGaA	9,600	806,142	2,200	184,741	11,800	990,883
Metro AG	38,100	2,479,222	8,500	553,108	46,600	3,032,330
RWE AG	24,300	1,641,105	5,400	364,691	29,700	2,005,796
SAP AG - ADR	49,000	2,416,190	11,300	557,203	60,300	2,973,393
Siemens AG	20,100	2,120,306	4,500	474,696	24,600	2,595,002
Volkswagen AG - Preference Shares	28,906	3,486,998	6,454	778,563	35,360	4,265,561

		25,393,053		5,893,094		31,286,147

Gibraltar — 0.4%
PartyGaming Plc(a)	319,200	1,379,724	69,100	298,680	388,300	1,678,404

Hong Kong — 1.5%
Cheung Kong (Holdings) Ltd.	174,000	2,631,180	37,000	559,504	211,000	3,190,684
CNOOC Ltd. - ADR	9,100	1,768,130	2,100	408,030	11,200	2,176,160
Wing Hang Bank Ltd.	102,900	1,231,731	20,800	248,980	123,700	1,480,711

		5,631,041		1,216,514		6,847,555

India — 0.6%
Punjab National Bank Ltd.	75,900	2,180,997	15,600	448,269	91,500	2,629,266

Indonesia — 0.3%
Bank Mandiri Tbk PT	1,535,100	1,236,103	412,100	331,834	1,947,200	1,567,937

Ireland — 1.2%
Accenture Plc - Class A	35,000	1,487,150	8,100	344,169	43,100	1,831,319
Covidien Plc	18,400	739,496	4,000	160,760	22,400	900,256
WPP Plc	189,100	2,096,649	43,400	481,197	232,500	2,577,846

		4,323,295		986,126		5,309,421

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Global Growth Fund, Inc.		BlackRock Global Opportunities Portfolio		BlackRock Global Opportunities Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Italy — 0.4%
Intesa Sanpaolo SpA	457,700	$1,490,958	102,500	$333,894	560,200	$1,824,852

Japan — 7.7%
Asahi Breweries Ltd.	71,500	1,432,176	16,400	328,499	87,900	1,760,675
Canon, Inc.	59,000	2,755,656	13,000	607,179	72,000	3,362,835
Honda Motor Co. Ltd.	107,100	3,811,058	24,300	864,694	131,400	4,675,752
ITOCHU Corp.	445,800	4,080,358	100,200	917,120	546,000	4,997,478
Japan Tobacco, Inc.	800	2,665,648	190	633,092	990	3,298,740
JTEKT Corp.	213,300	1,968,405	47,600	439,269	260,900	2,407,674
Marubeni Corp.	415,800	2,351,104	90,000	508,897	505,800	2,860,001
Mitsubishi UFJ Financial Group, Inc.	308,800	1,433,727	67,600	313,860	376,400	1,747,587
Nomura Holdings, Inc.	253,700	1,220,543	55,300	266,047	309,000	1,486,590
Sumitomo Heavy Industries Ltd.	338,400	1,746,439	78,000	402,548	416,400	2,148,987
Sumitomo Mitsui Financial Group, Inc.	61,300	1,786,397	13,700	399,244	75,000	2,185,641
T&D Holdings, Inc.	85,200	1,778,322	19,100	398,662	104,300	2,176,984
Tokio Marine Holdings, Inc.	64,200	1,731,638	14,000	377,616	78,200	2,109,254

		28,761,471		6,456,727		35,218,198

Luxembourg — 0.4%
ArcelorMittal	58,000	1,913,453	—	—	58,000	1,913,453

Malaysia — 0.9%
CIMB Group Holdings Bhd	666,100	1,761,676	141,400	373,969	807,500	2,135,645
Tenaga Nasional Bhd	514,000	1,468,701	111,000	317,171	625,000	1,785,872

		3,230,377		691,140		3,921,517

Mexico — 0.9%
Fomento Economico Mexicano SAB de CV - ADR	28,200	1,430,586	6,300	319,599	34,500	1,750,185
Grupo Mexico SA - Series B	707,500	2,039,130	121,100	349,030	828,600	2,388,160

		3,469,716		668,629		4,138,345

Netherlands — 3.0%
Aegon NV(a)	190,300	1,142,383	43,100	258,733	233,400	1,401,116
Corio NV	16,700	1,142,204	3,300	225,705	20,000	1,367,909
ING Groep NV - Preference Shares(a)	114,700	1,189,510	24,600	255,118	139,300	1,444,628
Royal Dutch Shell Plc - A Shares	222,600	6,737,544	43,300	1,310,584	265,900	8,048,128
VimpelCom Ltd. - ADR(a)	93,700	1,391,445	21,000	311,850	114,700	1,703,295

		11,603,086		2,361,990		13,965,076

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Global Growth Fund, Inc.		BlackRock Global Opportunities Portfolio		BlackRock Global Opportunities Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
Norway — 1.2%
Yara International ASA	101,600	$4,617,579	21,900	$995,325	123,500	$5,612,904

Singapore — 0.3%
CapitaLand Ltd.	361,400	1,115,307	73,700	227,444	435,100	1,342,751

South Africa — 1.1%
Bidvest Group Ltd.	112,300	2,368,108	27,900	588,337	140,200	2,956,445
Naspers Ltd. - N Shares	37,300	1,820,155	8,200	400,142	45,500	2,220,297

		4,188,263		988,479		5,176,742

South Korea — 0.5%
Samsung Electronics Co. Ltd.	2,800	1,906,825	670	456,276	3,470	2,363,101

Spain — 1.8%
Banco Santander SA	206,400	2,619,682	46,300	587,653	252,700	3,207,335
Inditex SA	18,700	1,486,572	4,200	333,883	22,900	1,820,455
Telefonica SA	107,800	2,675,716	24,400	605,636	132,200	3,281,352

		6,781,970		1,527,172		8,309,142

Sweden — 1.2%
Nordea Bank AB	187,600	1,960,101	39,800	415,843	227,400	2,375,944
Svenska Cellulosa AB - B Shares	167,200	2,548,217	37,400	569,996	204,600	3,118,213

		4,508,318		985,839		5,494,157

Switzerland — 3.0%
ACE Ltd.	25,400	1,479,550	4,400	256,300	29,800	1,735,850
Nestle SA	65,600	3,496,965	15,000	799,611	80,600	4,296,576
Novartis AG	47,200	2,716,733	10,200	587,091	57,400	3,303,824
Roche Holding AG	6,600	901,771	1,400	191,285	8,000	1,093,056
Xstrata Plc	150,300	2,879,040	33,700	645,532	184,000	3,524,572

		11,474,059		2,479,819		13,953,878

Taiwan — 0.6%
Mega Financial Holding Co. Ltd.	2,148,700	1,443,028	430,900	289,385	2,579,600	1,732,413
Siliconware Precision Industries Co. - ADR	165,100	896,493	34,400	186,792	199,500	1,083,285

		2,339,521		476,177		2,815,698

Thailand — 1.1%
Bangkok Bank Public Co. Ltd.	222,000	1,180,487	45,400	226,290	267,400	1,406,777
Banpu Public Co. Ltd.	131,400	3,100,212	29,500	682,738	160,900	3,782,950

		4,280,699		909,028		5,189,727

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Global Growth Fund, Inc.		BlackRock Global Opportunities Portfolio		BlackRock Global Opportunities Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
United Kingdom — 5.7%
Afren Plc (a)	—	$—	28,100	$48,821	28,100	$48,821
Barclays Plc	478,200	2,247,677	107,000	502,929	585,200	2,750,606
GlaxoSmithKline Plc	37,500	739,683	8,200	161,743	45,700	901,426
HSBC Holdings Plc	270,683	2,738,218	57,500	581,666	328,183	3,319,884
InterContinental Hotels Group Plc	103,400	1,846,318	23,200	414,260	126,600	2,260,578
Invensys Plc	558,700	2,623,230	135,800	637,611	694,500	3,260,841
Kazakhmys Plc	124,100	2,831,061	26,800	611,380	150,900	3,442,441
Tullow Oil Plc	176,900	3,541,195	25,200	504,454	202,100	4,045,649
Unilever Plc	68,900	1,994,196	14,700	425,466	83,600	2,419,662
Vodafone Group Plc - ADR	111,300	2,761,353	26,100	647,541	137,400	3,408,894

		21,322,931		4,535,871		25,858,802

United States — 44.0%
Abbott Laboratories	47,400	2,476,176	10,900	569,416	58,300	3,045,592
Aetna, Inc.	29,600	935,656	7,000	221,270	36,600	1,156,926
American Electric Power Co., Inc.	53,700	1,945,551	11,600	420,268	65,300	2,365,819
Ameriprise Financial, Inc.	57,100	2,702,543	12,400	586,892	69,500	3,289,435
AMR Corp.(a)	196,900	1,234,563	46,100	289,047	243,000	1,523,610
Apple, Inc.(a)	15,300	4,341,375	3,500	993,125	18,800	5,334,500
Applied Materials, Inc.	109,400	1,277,792	25,600	299,008	135,000	1,576,800
Arch Coal, Inc.	100,900	2,695,039	23,000	614,330	123,900	3,309,369
AT&T Inc.	106,900	3,057,340	26,000	743,600	132,900	3,800,940
Avon Products, Inc.	58,900	1,891,279	13,000	417,430	71,900	2,308,709
Baxter International, Inc.	26,800	1,278,628	5,900	281,489	32,700	1,560,117
Becton, Dickinson & Co.	12,700	941,070	2,800	207,480	15,500	1,148,550
Bemis Co., Inc.	62,800	1,993,900	14,400	457,200	77,200	2,451,100
Bristol-Myers Squibb Co.	99,100	2,686,601	22,100	599,131	121,200	3,285,732
Bucyrus International, Inc.	33,500	2,323,225	7,500	520,125	41,000	2,843,350
Bunge Ltd.	25,600	1,514,496	5,500	325,380	31,100	1,839,876
CareFusion Corp.(a)	16,600	412,344	3,600	89,424	20,200	501,768
Caterpillar, Inc.	49,700	3,910,396	9,400	739,592	59,100	4,649,988
Celgene Corp.(a)	33,200	1,912,652	7,600	437,836	40,800	2,350,488
Chevron Corp.	42,200	3,420,310	9,700	786,185	51,900	4,206,495
Cisco Systems, Inc.(a)	130,200	2,851,380	30,400	665,760	160,600	3,517,140
Citigroup, Inc.(a)	341,300	1,331,070	77,600	302,640	418,900	1,633,710
Colgate-Palmolive Co.	37,100	2,851,506	8,700	668,682	45,800	3,520,188
Comerica, Inc.	48,300	1,794,345	10,600	393,790	58,900	2,188,135
ConAgra Foods, Inc.	83,300	1,827,602	18,700	410,278	102,000	2,237,880
ConocoPhillips	72,600	4,169,418	16,700	959,081	89,300	5,128,499
Corning, Inc.	151,500	2,769,420	35,300	645,284	186,800	3,414,704
CVS Caremark Corp.	39,600	1,246,212	9,100	286,377	48,700	1,532,589
Deere & Co.	30,900	2,156,202	7,000	488,460	37,900	2,644,662
Delta Air Lines, Inc.(a)	123,200	1,434,048	28,200	328,248	151,400	1,762,296
DIRECTV - Class A(a)	58,200	2,422,866	13,200	549,516	71,400	2,972,382
eBay, Inc. (a)	105,600	2,576,640	24,200	590,480	129,800	3,167,120
Edison International	61,300	2,108,107	13,600	467,704	74,900	2,575,811
EMC Corp.(a)	132,100	2,682,951	30,300	615,393	162,400	3,298,344
Entergy Corp.	26,800	2,051,004	6,100	466,833	32,900	2,517,837
Federal Realty Investment Trust	24,200	1,976,172	5,900	481,794	30,100	2,457,966

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Global Growth Fund, Inc.		BlackRock Global Opportunities Portfolio		BlackRock Global Opportunities Portfolio Pro Forma Combined
Common Stocks	Shares	Value	Shares	Value	Shares	Value
United States (concluded)
Freeport-McMoRan Copper & Gold, Inc.	23,600	$2,015,204	5,400	$461,106	29,000	$2,476,310
Goodrich Corp.	36,400	2,683,772	8,000	589,840	44,400	3,273,612
Google, Inc. - Class A(a)	5,000	2,628,950	1,100	578,369	6,100	3,207,319
Hewlett-Packard Co.	38,600	1,623,902	8,800	370,216	47,400	1,994,118
Huntsman Corp.	165,600	1,914,336	44,600	515,576	210,200	2,429,912
Intel Corp.	67,800	1,303,794	15,400	296,142	83,200	1,599,936
International Business Machines Corp.	24,200	3,246,188	5,700	764,598	29,900	4,010,786
JetBlue Airways Corp.(a)	239,700	1,603,593	54,100	361,929	293,800	1,965,522
Johnson & Johnson	44,600	2,763,416	9,900	613,404	54,500	3,376,820
JPMorgan Chase & Co.	57,100	2,173,797	13,000	494,910	70,100	2,668,707
KeyCorp	133,200	1,060,272	29,400	234,024	162,600	1,294,296
Kohl’s Corp.(a)	33,700	1,775,316	7,600	400,368	41,300	2,175,684
Liberty Global, Inc. - Class A(a)	71,200	2,193,672	16,400	505,284	87,600	2,698,956
Lincoln National Corp.	20,300	485,576	4,800	114,816	25,100	600,392
McKesson Corp.	6,500	401,570	1,400	86,492	7,900	488,062
Microsoft Corp.	112,400	2,752,676	24,800	607,352	137,200	3,360,028
The Mosaic Co.	72,900	4,283,604	16,100	946,036	89,000	5,229,640
Newmont Mining Corp.	61,200	3,843,972	14,000	879,340	75,200	4,723,312
News Corp. - Class A	141,900	1,853,214	32,100	419,226	174,000	2,272,440
NII Holdings, Inc.(a)	36,100	1,483,710	8,300	341,130	44,400	1,824,840
NIKE, Inc. - Class B	28,000	2,243,920	6,200	496,868	34,200	2,740,788
Occidental Petroleum Corp.	26,600	2,082,780	6,100	477,630	32,700	2,560,410
Oracle Corp.	77,300	2,075,505	17,000	456,450	94,300	2,531,955
Peabody Energy Corp.	47,600	2,332,876	10,700	524,407	58,300	2,857,283
PepsiCo, Inc.	52,000	3,454,880	12,300	817,212	64,300	4,272,092
Pfizer, Inc.	225,000	3,863,250	51,700	887,689	276,700	4,750,939
PPL Corp.	65,200	1,775,396	14,900	405,727	80,100	2,181,123
Qwest Communications International, Inc.	264,400	1,657,788	58,500	366,795	322,900	2,024,583
Sonoco Products Co.	55,600	1,859,264	12,800	428,032	68,400	2,287,296
Sprint Nextel Corp.(a)	245,300	1,135,739	58,900	272,707	304,200	1,408,446
Stanley Black & Decker, Inc.	33,855	2,074,634	7,687	471,059	41,542	2,545,693
SunTrust Banks, Inc.	42,200	1,090,026	9,300	240,219	51,500	1,330,245
Target Corp.	29,400	1,571,136	6,800	363,392	36,200	1,934,528
Texas Instruments, Inc.	70,400	1,910,656	16,400	445,096	86,800	2,355,752
Thermo Fisher Scientific, Inc.(a)	24,600	1,177,848	5,700	272,916	30,300	1,450,764
U.S. Bancorp	80,800	1,746,896	18,300	395,646	99,100	2,142,542
United Parcel Service, Inc. - Class B	41,700	2,780,973	9,300	620,217	51,000	3,401,190
UnitedHealth Group, Inc.	14,100	495,051	3,200	112,352	17,300	607,403
Urban Outfitters, Inc.(a)	27,900	877,176	6,300	198,072	34,200	1,075,248
Wal-Mart Stores, Inc.	53,200	2,847,264	12,600	674,352	65,800	3,521,616
WellPoint, Inc.(a)	13,200	747,648	3,000	169,920	16,200	917,568
Yum! Brands, Inc.	61,900	2,851,114	14,200	654,052	76,100	3,505,166

		163,942,233		37,249,516		201,191,749

Total Common Stocks — 96.3%		360,476,870		80,164,359		440,641,229

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Global Growth Fund, Inc.		BlackRock Global Opportunities Portfolio		BlackRock Global Opportunities Portfolio Pro Forma Combined
Rights	Shares	Value	Shares	Value	Shares	Value
France — 0.0%
Cie Generale des Etablissements Michelin
(Issued/Exercisable 9/30/10, Expires
10/13/10, Strike Price EUR 45)(a)	31,900	$89,063	7,500%	20,940	39,400	$110,003

Total Rights — 0.0%		89,063		20,940		110,003

Total Long-Term Investments
(Cost — $399,518,789) — 96.3%		360,565,933		80,185,299		440,751,232

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(b)(d)	11,933,974	11,933,974	808,786	808,786	12,742,760	12,742,760

Total Short-Term Securities (Cost — $12,742,760) — 2.8%		11,933,974		808,786		12,742,760

Total Investments Before Outstanding Options Written
(Cost— $412,261,549*) — 99.1%		372,499,907		80,994,085		453,493,992

Options Written	Contracts		Contracts		Contracts
Exchange-Traded Call Options Written
Entergy Corp., Strike Price USD 80, Expires 12/18/10	137	(16,783)	32	(3,920)	169	(20,703)
Qwest Communications International, Inc., Strike Price USD 5.50, Expires 11/18/10	1,981	(153,593	467	(36,208)	2,448	(189,801)
		)
Sprint Nextel Corp., Strike Price USD 5, Expires 11/20/10	2,453	(55,193)	589	(13,252)	3,042	(68,445)

		(225,568)		(53,380)		(278,948)

Exchange-Traded Put Options Written
Qwest Communications International, Inc.,
Strike Price USD 5, Expires 11/18/10	1,981	(46,554)	467	(10,974)	2,448	(57,528)
Sprint Nextel Corp., Strike Price USD 4, Expires 11/20/10	2,453	(25,757)	589	(6,185)	3,042	(31,942)

		(72,310)		(17,159)		(89,469)

Total Options Written
(Premiums Received — $368,839) — (0.1)%		(297,878)		(70,539)		(368,417)

Total Investments Net of Outstanding Options Written — 99.0%		372,202,029		80,923,546		453,125,575
Other Assets Less Liabilities — 1.0%		3,087,801		3,227,266		4,466,415 (c)

Net Assets — 100.0%		$375,289,830		$84,150,812		$457,591,990

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$413,094,501

Gross unrealized appreciation.	$54,591,952
Gross unrealized depreciation	(14,490,339)

Net unrealized appreciation	$40,101,613

(a)	Non-income producing security.

(b)	Represents the current yield as of report date.

(c)	Reflects the distribution of undistributed net investment income of $1,743,552 attributable to BlackRock Global Growth Fund, Inc. and $105,100 reorganization cost attributable to BlackRock Global Opportunities Portfolio.

(d)	Investments in companies considered to be an affiliate of the Funds during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)

BlackRock Global Opportunities Portfolio Pro Forma Combined

Affiliate	Shares/Beneficial Interest Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,735,139	7,007,621	12,742,760	$17,249
BlackRock Liquidity Series, LLC Money Market Series	6,149,000	(6,149,000)	—	12,075

• Foreign currency exchange contracts as of September 30, 2010 were as follows:

BlackRock Global Opportunities Portfolio Pro Forma Combined

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	651,000	USD	1,028,640	Citibank, N.A.	10/1/2010	$(5,985)
IDR	2,400,427,434	USD	268,594	State Street	10/1/2010	361
ZAR	1,722,000	USD	246,024	Deutsche Bank AG	10/1/2010	1,027
BRL	1,027,242	USD	606,329	RBC Capital Markets Corp.	10/4/2010	788
GBP	375,000	USD	592,190	Citibank, N.A.	10/4/2010	(3,103)
BRL	1,060,253	USD	600,200	Goldman Sachs & Co.	10/4/2010	26,427
ZAR	2,132,000	USD	303,523	Citibank, N.A.	10/4/2010	2,348
GBP	85,000	USD	134,230	Citibank, N.A.	10/4/2010	(704)
USD	600,200	BRL	1,027,242	RBC Capital Markets Corp.	10/4/2010	(6,917)
USD	625,814	BRL	1,060,253	Goldman Sachs & Co.	10/4/2010	(813)
USD	108,752	CAD	112,000	Citibank, N.A.	10/4/2010	(102)
USD	31,331	EUR	23,000	Citibank, N.A.	10/4/2010	(24)
ZAR	477,000	USD	67,908	Citibank, N.A.	10/4/2010	525
ZAR	2,309,000	USD	331,762	Deutsche Bank AG	10/5/2010	(497)
USD	221,667	HKD	1,720,000	Deutsche Bank AG	10/5/2010	(16)
ZAR	518,000	USD	74,427	Deutsche Bank AG	10/5/2010	(111)
ZAR	7,732,000	USD	1,109,060	Deutsche Bank AG	10/6/2010	226
ZAR	248,000	USD	35,465	Deutsche Bank AG	10/7/2010	115
AUD	4,092,000	USD	3,540,186	Citibank, N.A.	10/20/2010	407,261
CAD	4,804,000	USD	4,606,121	UBS AG	10/20/2010	61,025
CAD	1,779,000	USD	1,730,304	Morgan Stanley Capital Services, Inc.	10/20/2010	(1,996)
CAD	112,000	USD	108,716	Citibank, N.A.	10/20/2010	90
CAD	1,240,000	USD	1,188,924	UBS AG	10/20/2010	15,704
CAD	845,000	USD	801,830	Citibank, N.A.	10/20/2010	19,066
CHF	114,000	USD	111,461	Deutsche Bank AG	10/20/2010	4,573
CHF	185,800	USD	178,784	Royal Bank of Scotland	10/20/2010	10,332
CHF	208,000	USD	197,193	Deutsche Bank AG	10/20/2010	14,520
CHF	1,267,000	USD	1,215,073	UBS AG	10/20/2010	74,542
DKK	1,318,000	USD	228,152	Deutsche Bank AG	10/20/2010	12,918
EUR	23,000	USD	31,327	Citibank, N.A.	10/20/2010	23
EUR	128,000	USD	165,082	Deutsche Bank AG	10/20/2010	9,389
EUR	132,000	USD	169,604	Morgan Stanley Capital Services, Inc.	10/20/2010	10,320
EUR	120,000	USD	151,919	Citibank, N.A.	10/20/2010	11,648
EUR	459,000	USD	607,979	Deutsche Bank AG	10/20/2010	17,664
EUR	228,000	USD	289,603	Citibank, N.A.	10/20/2010	21,174

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	312,000	USD	397,081	Morgan Stanley Capital Services, Inc.	10/20/2010	$28,192
GBP	3,082,000	USD	4,716,440	Morgan Stanley Capital Services, Inc.	10/20/2010	124,372
HKD	1,720,000	USD	221,684	Deutsche Bank AG	10/20/2010	16
HKD	13,339,000	USD	1,717,170	Royal Bank of Scotland Plc	10/20/2010	2,168
JPY	15,489,000	USD	183,666	Citibank, N.A.	10/20/2010	1,908
JPY	7,231,000	USD	84,291	Deutsche Bank AG	10/20/2010	2,343
JPY	10,154,500	USD	119,088	Royal Bank of Scotland	10/20/2010	2,573
JPY	35,966,000	USD	427,389	Deutsche Bank AG	10/20/2010	3,520
JPY	24,811,000	USD	285,417	Royal Bank of Scotland	10/20/2010	11,845
MXN	2,271,000	USD	176,522	Deutsche Bank AG	10/20/2010	3,412
NOK	1,800,000	USD	286,047	Deutsche Bank AG	10/20/2010	19,683
NZD	120,000	USD	84,502	Deutsche Bank AG	10/20/2010	3,398
PLN	2,870,000	USD	898,137	Deutsche Bank AG	10/20/2010	87,679
SEK	1,253,000	USD	170,374	Citibank, N.A.	10/20/2010	15,423
SGD	128,000	USD	96,023	Deutsche Bank AG	10/20/2010	1,299
SGD	196,000	USD	146,442	UBS AG	10/20/2010	2,581
SGD	3,411,000	USD	2,480,006	Morgan Stanley Capital Services, Inc.	10/20/2010	113,450
USD	583,993	CAD	605,000	Citibank, N.A.	10/20/2010	(3,772)
USD	1,049,582	CAD	1,105,000	Citibank, N.A.	10/20/2010	(23,939)
CHF	6,308,000	USD	6,049,470	UBS AG	10/20/2010	370,851
CHF	911,000	USD	863,668	Deutsche Bank AG	10/20/2010	63,554
CHF	825,500	USD	794,330	Royal Bank of Scotland	10/20/2010	45,868
USD	445,503	CHF	457,000	Citibank, N.A.	10/20/2010	(19,634)
USD	2,390,690	CHF	2,420,000	Citibank, N.A.	10/20/2010	(72,400)
CHF	384,000	USD	375,449	Deutsche Bank AG	10/20/2010	15,389
USD	148,527	DKK	858,000	Citibank, N.A.	10/20/2010	(8,410)
USD	930,709	DKK	5,397,000	Royal Bank of Scotland	10/20/2010	(56,458)
USD	553,361	DKK	3,200,500	Royal Bank of Scotland	10/20/2010	(32,043)
USD	22,415,310	EUR	17,325,000	Royal Bank of Scotland	10/20/2010	(1,200,229)
EUR	1,923,000	USD	2,547,152	Deutsche Bank AG	10/20/2010	74,071
EUR	551,000	USD	710,629	Deutsche Bank AG	10/20/2010	40,434
USD	389,421	EUR	305,000	UBS AG	10/20/2010	(26,322)
USD	302,364	EUR	236,000	UBS AG	10/20/2010	(19,325)
USD	432,903	EUR	336,000	UBS AG	10/20/2010	(25,095)
USD	499,827	EUR	388,000	Citibank, N.A.	10/20/2010	(29,052)
EUR	276,000	USD	349,413	Citibank, N.A.	10/20/2010	26,800
EUR	1,207,000	USD	1,536,145	Morgan Stanley	10/20/2010	109,105
EUR	571,000	USD	733,664	Morgan Stanley	10/20/2010	44,660
EUR	966,000	USD	1,227,001	Citibank, N.A.	10/20/2010	89,745
GBP	12,199,000	USD	18,668,349	Morgan Stanley	10/20/2010	492,849
USD	2,143,126	GBP	1,415,000	Deutsche Bank AG	10/20/2010	(79,441)
USD	1,815,389	GBP	1,166,000	Morgan Stanley	10/20/2010	(16,070)
USD	878,032	GBP	562,000	Morgan Stanley	10/20/2010	(4,712)
USD	901,071	GBP	574,000	Citibank, N.A.	10/20/2010	(522)
USD	2,823,031	GBP	1,815,000	UBS AG	10/20/2010	(27,825)
HKD	65,253,000	USD	8,400,217	Royal Bank of Scotland	10/20/2010	10,420
USD	782,083	HKD	6,068,000	Citibank, N.A.	10/20/2010	(38)
JPY	33,705,000	USD	387,730	Royal Bank of Scotland	10/20/2010	16,075
USD	392,356	JPY	33,687,000	Citibank, N.A.	10/20/2010	(11,232)
JPY	42,935,500	USD	503,532	Royal Bank of Scotland	10/20/2010	10,858

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	159,547,000	USD	1,895,920	Deutsche Bank AG	10/20/2010	$15,540
JPY	62,380,000	USD	739,694	Citibank, N.A.	10/20/2010	7,653
MXN	12,118,000	USD	941,916	Deutsche Bank AG	10/20/2010	18,543
NOK	7,000,000	USD	1,112,407	Deutsche Bank AG	10/20/2010	76,838
USD	1,241,675	NOK	7,665,000	Deutsche Bank AG	10/20/2010	(60,548)
USD	1,354,367	NOK	8,402,000	Deutsche Bank AG	10/20/2010	(73,066)
USD	1,703,724	NOK	10,441,000	UBS AG	10/20/2010	(70,119)
NZD	1,144,000	USD	805,590	Deutsche Bank AG	10/20/2010	32,693
PLN	2,075,000	USD	649,350	Deutsche Bank AG	10/20/2010	63,640
SEK	5,279,000	USD	717,799	Citibank, N.A.	10/20/2010	65,071
SGD	579,000	USD	434,352	Deutsche Bank AG	10/20/2010	5,884
SGD	955,000	USD	713,533	UBS AG	10/20/2010	12,590
ZAR	16,362,000	USD	2,124,066	Morgan Stanley	10/20/2010	217,401
USD	1,068,579	CAD	1,125,000	Citibank, N.A.	10/20/2010	(24,330)
USD	139,000	CAD	144,000	Citibank, N.A.	10/20/2010	(892)
USD	642,128	CHF	650,000	Citibank, N.A.	10/20/2010	(19,474)
USD	94,560	CHF	97,000	Citibank, N.A.	10/20/2010	(4,172)
USD	223,925	DKK	1,298,500	Royal Bank of Scotland	10/20/2010	(13,578)
USD	123,017	DKK	711,500	Royal Bank of Scotland	10/20/2010	(7,121)
USD	4,770,289	EUR	3,687,000	Royal Bank of Scotland	10/20/2010	(255,296)
USD	800,754	EUR	630,000	Citibank, N.A.	10/20/2010	(57,971)
USD	90,652	EUR	71,000	UBS AG	10/20/2010	(6,125)
USD	99,851	EUR	77,500	UBS AG	10/20/2010	(5,786)
USD	71,747	EUR	56,000	UBS AG	10/20/2010	(4,584)
USD	501,325	GBP	331,000	Deutsche Bank AG	10/20/2010	(18,568)
USD	1,205,426	GBP	775,000	UBS AG	10/20/2010	(11,845)
USD	425,044	GBP	273,000	Morgan Stanley Capital Services, Inc.	10/20/2010	(3,750)
USD	207,791	GBP	133,000	Morgan Stanley Capital Services, Inc.	10/20/2010	(1,109)
USD	211,924	GBP	135,000	Citibank, N.A.	10/20/2010	(116)
USD	205,316	HKD	1,593,000	Citibank, N.A.	10/20/2010	(15)
USD	104,055	JPY	8,934,000	Citibank, N.A.	10/20/2010	(2,983)
USD	475,000	JPY	39,739,687	Citibank, N.A.	10/20/2010	(1,122)
USD	302,887	NOK	1,879,000	Deutsche Bank AG	10/20/2010	(16,262)
USD	382,485	NOK	2,344,000	UBS AG	10/20/2010	(15,644)
USD	279,600	NOK	1,726,000	Deutsche Bank AG	10/20/2010	(13,562)
ZAR	3,954,000	USD	513,297	Morgan Stanley Capital Services, Inc.	10/20/2010	52,119
BRL	1,033,049	USD	600,200	Citibank, N.A.	11/3/2010	5,908

Total						$765,662

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
As of September 30, 2010 (Unaudited)

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
ADS	American Depositary Shares
AUD	Australian Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Swiss Francs
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

See Notes to Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
as of September 30, 2010 (Unaudited)

		BlackRock Global Growth Fund, Inc.	BlackRock Global Opportunities Portfolio	Pro Forma Adjustments		BlackRock Global Opportunities Portfolio Pro Forma Combined
Assets:
	Investments at value - unaffiliated[1]	$360,565,933	$80,185,299			$440,751,232
	Investments at value - affiliated[2]	11,933,974	808,786			12,742,760
	Cash held as collateral for options written[3]	1,923,572	492,555			2,413,200
	Foreign currency at value[4]	—	344,708			347,635
	Investments sold receivable	8,210,002	4,606,626			12,816,628
	Interest receivable	2,014	—			2,014
	Securities lending income receivable - affiliated	104,115	—			104,115
	Unrealized appreciation on foreign currency exchange contracts	2,321,135	809,351			3,130,486
	Capital shares sold receivable	6,053	191,298			197,351
	Receivable from advisor	—	15,915			15,915
	Dividends receivable	670,205	160,293			830,498
	Dividends receivable - affiliated	—	114			114
	Prepaid expenses	115,743	13,272			129,015
	Other assets	13	—			13

	Total Assets	$385,852,759	$87,628,217			$473,480,976

Liabilities:
	Investments purchased payable	7,380,773	2,240,506			9,621,279
	Options written at value[5]	297,878	70,539			368,417
	Capital shares redeemed payable	472,067	363,317			835,384
	Unrealized depreciation on foreign currency exchange contracts	1,870,348	494,476			2,364,824
	Income dividends payable	—	—	1,743,552	(6)	1,743,552
	Reorganization expenses	—	—	105,100	(7)	105,100
	Investment advisory fees payable	226,511	117,935			344,446
	Service and distribution fees payable	110,227	26,876			137,103
	Other affiliates payable	—	2,609			2,609
	Officer's and Trustees' fees payable	—	1,236			1,236
	Other accrued expenses payable	205,125	159,911			365,036

	Total liabilities	$10,562,929	$3,477,405	$1,848,652		$15,888,986

Net Assets:		$375,289,830	$84,150,812	$(1,848,652)		$457,591,990

Net Assets	Paid-in capital	765,012,139	100,137,486	(105,100	(7)	865,044,525
Consist of:	Undistributed (distributions in excess of) net investment income (loss)	1,743,552	(376,393)	(1,743,552	)(6)	(376,393)
	Accumulated net realized loss	(424,169,167)	(24,930,251)			(449,099,418)
	Net unrealized appreciation/depreciation	32,703,306	9,319,970			42,023,276

	Net Assets	$375,289,830	$84,150,812	$(1,848,652)		$457,591,990

	[1] Investments at cost unaffiliated	$328,335,600	$71,183,189			$399,518,789
	[2] Investments at cost affiliated	$11,933,974	$808,786			$12,742,760
	[3] Cash pledged as collateral at cost	$1,920,645	$—			$—
	[4] Foreign currency at cost	$—	$342,986			$342,986
	[5] Premiums received	$297,722	$71,117			$368,839

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
as of September 30, 2010 (Unaudited)

Net Asset
Value:	Institutional
	Net assets	$56,399,879	$21,698,574	$(455,555	)(6)(7)	$77,642,898
	Shares outstanding	3,951,444	2,062,459	1,366,089	(5)	7,379,992
	Net asset value	$14.27	$10.52			$10.52
	Par value per share	$0.10	$0.001			$0.001
	Shares authorized	100 million	Unlimited			Unlimited

	Investor A
	Net assets	$232,158,318	$39,280,395	$(1,312,335	)(6)(7)	$270,126,378
	Shares outstanding	16,498,367	3,759,094	5,593,361	(5)	25,850,822
	Net asset value	$14.07	$10.45			$10.45
	Par value per share	$0.10	$0.001			$0.001
	Shares authorized	100 million	Unlimited			Unlimited

	Investor B
	Net assets	$7,394,452	$3,617,350	$(4,518	)(6)(7)	$11,007,284
	Shares outstanding	552,404	350,856	164,365	(5)	1,067,625
	Net asset value	$13.39	$10.31			$10.31
	Par value per share	$0.10	$0.001			$0.001
	Shares authorized	300 million	Unlimited			Unlimited

	Investor C
	Net assets	$59,641,170	$19,554,493	$(24,423	)(6)(7)	$79,171,240
	Shares outstanding	4,483,359	1,903,989	1,321,426	(5)	7,708,774
	Net asset value	$13.30	$10.27			$10.27
	Par value per share	$0.10	$0.001			$0.001
	Shares authorized	100 million	Unlimited			Unlimited

	Class R
	Net assets	$19,696,011	$—	$(51,821	)(6)(7)	$19,644,190
	Shares outstanding	1,448,242	—	431,687	(5)	1,879,929
	Net asset value	$13.60	$—			$10.45
	Par value per share	$0.10	$0.001			$0.001
	Shares authorized	300 million	Unlimited			Unlimited

[5]	Reflects the capitalization adjustments giving the effect of the transfer of shares of the BlackRock Global Growth Fund, Inc. which the BlackRock Global Opportunities Portfolio’s shareholders will receive as if the Reorganization had taken place on September 30, 2010. The foregoing should not be relied upon to reflect the number of shares of BlackRock Global Opportunities Portfolio.

[6]	Reflects the distribution of undistributed net investment income of $1,743,552 attributable to BlackRock Global Growth Fund, Inc.

[7]	Reflects the charge for estimated reorganization expenses of $105,100 attributable to the BlackRock Global Opportunities Portfolio.

See Notes to Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Operations
BlackRock Global Growth Fund, Inc. and BlackRock Global Opportunities Portfolio
For the Twelve Months Ended September 30, 2010 (Unaudited)

		BlackRock Global Growth Fund, Inc.	BlackRock Global Opportunities Portfolio	Pro Forma Adjustments		BlackRock Global Opportunities Portfolio Pro Forma Combined[1]
Investment	Dividends	$8,468,881	$1,894,181			$10,363,062
Income:	Foreign taxes withheld	(497,971)	(111,594)			(609,565)
	Dividends - affiliated	13,148	4,102			17,250
	Securities lending - affiliated	12,075	—			12,075

	Total income	7,996,133	1,786,689			9,782,822

Expenses:	Investment advisory	2,955,576	801,044	591,030	(2)	4,347,650
	Service - Investor A	583,696	117,362	—		701,058
	Service and distribution - Investor B	87,902	39,665	—		127,567
	Service and distribution - Investor C	625,763	188,543	—		814,306
	Service and distribution - Class R	88,697	—	—		88,697
	Transfer agent - Institutional	109,694	23,644	(11,790	)(3)	121,548
	Transfer agent - Investor A	399,273	72,637	(27,891	)(3)	444,019
	Transfer agent - Investor B	24,090	5,716	(1,108	)(3)	28,698
	Transfer agent - Investor C	142,733	33,388	(9,969	)(3)	166,152
	Transfer agent - Class R	56,631	—	(515	)(3)	56,116
	Administration - fund level	147,398	66,754	148,152	(4)	362,304
	Administration - Institutional	—	4,820	17,586	(4)	22,406
	Administration - Investor A	—	11,736	58,639	(4)	70,375
	Administration - Investor B	—	994	2,197	(4)	3,191
	Administration - Investor C	—	4,718	15,629	(4)	20,347
	Administration - Class R	—	—	4,449	(4)	4,449
	Printing	140,044	33,325	38,577	(5)	211,946
	Custodian	113,690	88,457	(92,374	)(5)	109,773
	Professional	111,287	66,478	(58,501	)(5)	119,264
	Registration	73,774	46,485	(46,487	)(5)	73,772
	Officer and Trustees	25,176	4,240	(17,054	)(5)	12,362
	Miscellaneous	47,660	29,865	(14,402	)(5)	63,123
	Recoupment of past waived fees	—	557	(557	)(6)	—
	Recoupment of past waived fees - class specific	—	11,137	(11,137	)(6)	—

	Total expenses	5,733,084	1,651,565	584,474		7,969,123

	Less fees waived by advisor	(5,742)	(8,444)	(165,441	)(6)	(179,627)
	Less administration fees waived - Institutional	—	(2,281)	(20,125	)(6)	(22,406)
	Less administration fees waived - Investor A	—	(4,157)	—	(6)	(4,157)
	Less administration fees waived - Investor B	—	(279)	(2.912	)(6)	(3,191)
	Less administration fees waived - Investor C	—	(1,940)	(18,407	)(6)	(20,347)
	Less administration fees waived - Class R	—	—	(4,449	)(6)	(4,449)
	Less transfer agent fees waived - Institutional	—	(12)	(793	)(6)	(805)
	Less transfer agent fees waived - Investor A	—	(777)	(5,412	)(6)	(6,189)
	Less transfer agent fees waived - Investor B	—	—	(562	)(6)	(562)
	Less transfer agent fees waived - Investor C	—	(193)	(1,768	)(6)	(1,961)
	Less transfer agent fees waived - Class R	—	—	(150	)(6)	(150)
	Less transfer agent fees reimbursed - Institutional	—	(5,503)	(115,240	)(6)	(120,743)
	Less transfer agent fees reimbursed - Investor A	—	(16,222)	(361,452	)(6)	(377,674)
	Less transfer agent fees reimbursed - Investor B	—	(231)	(12,473	)(6)	(12,704)
	Less transfer agent fees reimbursed - Investor C	—	(5,950)	(93,236	)(6)	(99,186)
	Less transfer agent fees reimbursed - Class R	—	—	(27,133	)(6)	(27,133)
	Less fees paid indirectly	—	(146)	—		(146)

	Total expenses after fees waived, reimbursed and paid indirectly	5,727,342	1,605,430	(245,079)		7,087,693

	Net investment income	2,268,791	181,259	245,079		2,695,129

Realized and	Net realized gain (loss) from:	46,391,935	3,379,228 (7)			49,771,163
Unrealized	Investments	162,969	54,986			217,955
Gain (Loss):	Options written	(268,112)	(133,426)			(401,538)
	Foreign currency transactions					—

		46,286,792	3,300,788			49,587,580

	Net change in unrealized appreciation/depreciation on:
	Investments	(29,420,142)	27,861			(29,392,281)
	Options written	(156)	578			422
	Foreign currency transactions	(1,120,022)	19,729			(1,100,293)

		(30,540,320)	48,168			(30,492,152)

	Total realized and unrealized gain	15,746,472	3,348,956			19,095,428

	Net Increase in Net Assets
	Resulting from Operations:	$18,015,263	$3,530,215	$245,079		21,790,557

[1]	This Pro-Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $105,100 attributable to the BlackRock Global Opportunities Portfolio.
[2]	Reflects adjustments due to contractual advisory agreement of BlackRock Global Opportunities Portfolio.
[3]	Reflects the reclassification of certain transfer agent fees to printing on the Combined BlackRock Global Opportunities Portfolio.
[4]	Reflects adjustments due to contractual administration agreement of BlackRock Global Opportunities Portfolio.
[5]	Reflects the anticipated savings as a result of the Reorganization through the consolidation of custody, legal and other services.
[6]	Reflects changes in the expense limitation agreement of the Combined BlackRock Global Opportunities Portfolio that will be in effect upon completion of the Reorganization.
[7]	Net of $(4,545) foreign capital gain tax.
See Notes to Condensed Combined Financial Statements

Notes to Pro Forma Condensed Combined Financial Statements as of September 30, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

     The Board of Trustees of the BlackRock Funds (the “Trust”) on behalf of it portfolio, BlackRock Global Opportunities Portfolio, and the Board of Directors of BlackRock Global Growth Fund, Inc. (collectively, the “Funds”) at meetings held on March 14, 2011 and March 18, 2011, respectively, approved the Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the BlackRock Global Growth Fund, Inc. will transfer all of its assets, subject to its liabilities, to the BlackRock Global Opportunities Portfolio, in exchange for the shares of the BlackRock Global Opportunities Portfolio equal in value to the net assets of the BlackRock Global Growth Fund, Inc. (the “Reorganization”). If the Reorganization is consummated, shares of the BlackRock Global Opportunities Portfolio then will be distributed to BlackRock Global Growth Fund, Inc.’s shareholders on a pro rata basis in liquidation of BlackRock Global Growth Fund, Inc.

     The Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2010, all the securities held by the BlackRock Global Growth Fund, Inc. comply with the compliance guidelines and/or investment restrictions of BlackRock Global Opportunities Portfolio. The historical cost of investment securities will be carried forward to the surviving legal entity.

     The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2010. Following the Reorganization, BlackRock Global Opportunities Portfolio will be the legal survivor.

If the Reorganization is completed, BlackRock Global Opportunities Portfolio shareholders will bear their share of the costs of the Reorganization while BlackRock Advisors, LLC and its affiliates will bear the costs of BlackRock Global Growth Fund, Inc. The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
BlackRock Global Opportunities Portfolio	BlackRock Global Growth Fund, Inc.
$105,100	$270,382

NOTE 2 — BlackRock Global Opportunities Portfolio and BlackRock Global Growth Fund, Inc. Valuation:

     The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

     Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

     Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

     In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

     Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BlackRock Global Opportunities Portfolio that would have been issued at September 30, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the BlackRock Global Growth Fund, Inc., as of September 30, 2010, divided by the net asset value per share of the shares of BlackRock Global Opportunities Portfolio as of September 30, 2010. The pro forma number of shares outstanding, by class, for BlackRock Global Opportunities Portfolio consists of the following at September 30, 2010.

Capital Shares Table

Class of Shares	Shares of BlackRock Global Opportunities Portfolio Pre- Combination	Additional Shares Assumed Issued in Reorganization		Total Outstanding Shares Post- Combination

Institutional	2,062,459	5,317,533		7,379,992

Investor A	3,759,094	22,091,728		25,850,822

Investor B	350,856	716,769		1,067,625

Investor C	1,903,989	5,804,785		7,708,774

Class R	—	1,879,929	(a)	1,879,929

(a)	BlackRock Global Opportunities Portfolio has no Class R Shares outstanding

NOTE 4 — Pro Forma Operating Expenses:

     The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of BlackRock Global Opportunities Portfolio as if the Reorganization was consummated on October 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

     Each of the BlackRock Global Opportunities Portfolio and BlackRock Global Growth Fund, Inc. has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, BlackRock Global Opportunities Portfolio will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, BlackRock Global Growth Fund, Inc. will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

     The BlackRock Global Opportunities Portfolio will succeed to the capital loss carryforwards of the BlackRock Global Growth Fund, Inc. BlackRock Global Growth Fund, Inc.’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the BlackRock Global Opportunities Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to the BlackRock Global Growth Fund, Inc. with capital loss carryforwards. Due to the operation of these loss limitation rules, it is possible that the shareholders of the BlackRock Global Growth Fund, Inc. would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

     Shareholders of the BlackRock Global Growth Fund, Inc. may tender their shares before the Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

     The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Funds through the date the Pro Forma Condensed Combined Financial Statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Pro Forma Condensed Combined Financial Statements.

PART C

OTHER INFORMATION

Item 15. Indemnification

     Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 7(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement incorporated by reference herein as Exhibit 9(a), Section 12 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 13(b) and Section 9 of the Administration Agreement incorporated by reference herein as Exhibit 13(a). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

     Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

     The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Section 9.6 of the Registrant’s Declaration of Trust, filed as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

     “Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of shares with the same alphabetical designation as that of the shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.”

(4)	—	Plan of Reorganization

	—	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Proxy Statement/Prospectus.

Item 16. Exhibits

(1) Articles of Incorporation

     (a) Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 33-26305) (the “Registration Statement”) filed on January 27, 1998.

     (b) Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

     (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

     (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement filed on October 18, 1996.

     (e) Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

     (f) Certification of Classification of Shares dated September 15, 2008 is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.

     (g) Certification of Classification of Shares dated March 10, 2009 is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.

     (h) Certification of Classification of Shares dated May 21, 2010 is incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on May 25, 2010.

(2) By-laws

     (a) Amended and Restated Code of Regulations of the Registrant, effective December 2008 is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.

(3) Voting trust agreements

     (a) None

(4) Plan of Reorganization

     (a) Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Proxy Statement/Prospectus.

(5) Instruments Defining Rights of Security Holders

     (a) Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998; Article II of Registrant’s Code of Regulations is incorporated herein by reference to Exhibit 2(a).

(6) Investment Advisory Contracts.

     (a) Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except Index Equity Portfolio is incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.

     (b) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.

     (c) Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on May 25, 2010.

     (d) Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Institutional Management Corporation with respect to the Money Market Portfolios is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.

     (e) Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International, Ltd. with respect to the International Opportunities Portfolio is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.

     (f) Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Asset Allocation and BlackRock Global Opportunities Portfolios is incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.

     (g) Form of Sub-Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to International Diversification Fund is incorporated herein by reference to Exhibit 4(d) of Post- Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.

     (h) Form of Sub-Advisory Agreement between Registrant and BlackRock International Limited with respect to BlackRock World Gold Fund is incorporated by reference to Exhibit 4(h) of Post-Effective Amendment No. 144 to Registrant’s Registration BlackRock Statement filed on January 28, 2011.

(7) Underwriting Contracts

     (a) Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (formerly BlackRock Investments, Inc.) is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on January 28, 2009.

     (b) Form of Cooperation Agreement among the Registrant, on behalf of All-Cap Energy & Resources Portfolio, BlackRock Advisors, LLC. and UBS AG is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.

(8) Bonus or Profit Sharing Contracts

     (a) None

(9) Custodian Agreements

     (a) Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.

     (b) Reserved

     (c) Reserved

     (d) Reserved

     (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit(8)(e) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998 (f) Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit(8)

     (f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

     (g) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.

     (h) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit(8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.

     (i) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit(8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998

     (j) Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on January 28, 1997.

(10) Rule 12b-1 Plan

     (a) Form of Distribution and Service Plan for Institutional, Service, Investor A, Investor B, Investor C, Hilliard Lyons, R and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) to Post- Effective Amendment 111 to the Registrant’s Registration Statement filed on January 28, 2009.

(11) Legal Opinions

     (a) Opinion and consent of Bingham McCutchen LLP as to the legality of the securities being registered is filed herewith

(12) Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

(13) Other Material Contracts

     (a) Amended and Restated Administration Agreement dated February 10, 2004 among Registrant, BlackRock Advisors, LLC and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.

     (b) Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.

     (c) Exhibit C to Amended and Restated Transfer Agency Agreement dated February 10, 2004 between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.

     (d) Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on April 29, 1998.

     (e) Form of Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Funds II (File Nos. 333-142592; 811-22061), filed on October 29, 2009.

(14) Consents

     (a) Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Global Growth Fund, Inc. is filed herewith.

     (b) Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Global Opportunities Portfolio is filed herewith.

(15) Omitted Financial Statements

     (a) None

(16) Power of Attorney

     (a) Power of Attorney is included on the signature page.

(17) Form of Proxy Card is filed herewith.

     (a) Power of Attorney is included on the signature page.

     (b) Prospectus and Statement of Additional Information of the BlackRock Global Growth Fund, Inc., each dated December 28, 2010 (incorporated by reference to Post-Effective Amendment No. 19 to the Registration on Form N-1A (File No. 333-328999), filed on December 22, 2010).

     (c) Prospectus and Statement of Additional Information of the BlackRock Global Opportunities Portfolio, each dated January 28, 2011 (incorporated by reference to Post-Effective Amendment No. 145 to the Registration of BlackRock Funds on Form N-1A (File No. 33-26305, filed on January 28, 2011).

     (d) Prospectus of the BlackRock Global Opportunities Portfolio, dated January 28, 2011 (incorporated by reference to Post-Effective Amendment No. 146 to the Registration of BlackRock Funds on Form N-1A (File No. 33-26305, filed on January 28, 2011).

     (e) Annual Report to Shareholders of the BlackRock Global Growth Fund, Inc. for the year ended August 31, 2010 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on November 8, 2010).

     (f) Annual Report to Shareholders of the BlackRock Global Opportunities Portfolio for the year ended September 30, 2010 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on December 7, 2010).

     (g) [Semi-Annual Report to Shareholders of the BlackRock Global Growth Fund, Inc. for the fiscal period ended February 28, 2011 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on [              ], 2011).]

Item 17. Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 1st day of April, 2011.

BLACKROCK FUNDS
(Registrant)

By:	/s/ John Perlowski

(John Perlowski,
President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Howard Surloff, Ira Shapiro, Ben Archibald, Aaron Wasserman, John Perlowski, Neal J. Andrews, Jay M. Fife, Edward Baer, Brendan Kyne, Brian Schmidt, and Janey Ahn, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. This power of attorney will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ John Perlowski	President and Chief Executive Officer (Principal Executive Officer)	April 1, 2011

(John Perlowski)

/s/ Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	April 1, 2011

(Neal J. Andrews)

/s/ David O. Beim	Trustee	April 1, 2011

(David O. Beim)

/s/ Ronald W. Forbes	Trustee	April 1, 2011

(Ronald W. Forbes)

/s/ Dr. Matina S. Horner	Trustee	April 1, 2011

(Dr. Matina S. Horner)

/s/ Rodney D. Johnson	Trustee	April 1, 2011

(Rodney D. Johnson)

/s/ Herbert I. London	Trustee	April 1, 2011

(Herbert I. London)

/s/ Cynthia A. Montgomery	Trustee	April 1, 2011

(Cynthia A. Montgomery)

/s/ Joseph P. Platt	Trustee	April 1, 2011

(Joseph P. Platt)

/s/ Robert C. Robb, Jr.	Trustee	April 1, 2011

(Robert C. Robb, Jr.)

/s/ Toby Rosenblatt	Trustee	April 1, 2011

(Toby Rosenblatt)

/s/ Kenneth L. Urish	Trustee	April 1, 2011

(Kenneth L. Urish)

/s/ Frederick W. Winter	Trustee	April 1, 2011

(Frederick W. Winter)

/s/ Richard S. Davis	Trustee	April 1, 2011

(Richard S. Davis)

/s/ Henry Gabbay	Trustee	April 1, 2011

(Henry Gabbay)

EXHIBIT INDEX

Exhibit No.		Description

11	(a)	—	Opinion and consent of Bingham McCutchen LLP as to the legality of the securities being registered.

12		—	Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders.

14	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Global Growth Fund, Inc.

	(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Global Opportunities Portfolio

17	(a)	—	Form of Proxy Card